As filed with the Securities and Exchange Commission on July 20, 2005

                                                  Securities Act File No. 333-
                                      Investment Company Act File No. 811-6500

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                   FORM N-2
          [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        [ ] PRE-EFFECTIVE AMENDMENT NO.

                       [ ] POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
                     [X] REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                              [X] AMENDMENT NO. 6
                       (Check appropriate box or boxes)

                               ----------------
                     MUNIYIELD NEW YORK INSURED FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                               ----------------
                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

                               ----------------
                                (609) 282-2800
             (Registrant's Telephone Number, Including Area Code)

                               ----------------
                              Robert C. Doll, Jr.
                     MuniYield New York Insured Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------
                                  Copies to:
    Andrew J. Donohue, Esq.                           Frank P. Bruno, Esq.
  FUND ASSET MANAGEMENT, L.P.                    SIDLEY AUSTIN BROWN & WOOD LLP
         P.O. Box 9011                                 787 Seventh Avenue
Princeton, New Jersey 08543-9011                    New York, New York 10019

                               ----------------
           Approximate date of proposed public offering: As soon as
                 practicable after the effective date of this
                            Registration Statement.

                               ----------------
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]


                                                 ----------------
                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Proposed Maximum       Proposed Maximum        Amount of
            Title of Securities                 Amount being        Offering Price Per     Aggregate Offering     Registration
             Being Registered                    Registered              Unit (1)               Price (1)            Fee(2)
----------------------------------------------------------------------------------------------------------------------------------
Auction Market Preferred Stock...........       1,800 shares              $25,000              $45,000,000          $5,296.50
----------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

The Registrant hereby amends this Registration Statement on such date or dates as may become necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion
                  Preliminary Prospectus dated July 20, 2005


PROSPECTUS
                                  $45,000,000
                     MuniYield New York Insured Fund, Inc.
                    Auction Market Preferred Stock ("AMPS")
                            1,800 Shares, Series F
                   Liquidation Preference $25,000 per Share

                            ----------------------

         MuniYield New York Insured Fund, Inc. is a non-diversified, closed-end fund. The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in a portfolio of long term municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances and after the investment period following this offering (not expected to exceed three months), the Fund invests, as a non-fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest in certain tax exempt securities classified as "private activity bonds," as discussed within, that may subject certain investors in the Fund to an alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

                                                 (continued on following page)

         Certain capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

         Investing in the AMPS involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page [ ] of this prospectus. The minimum purchase amount for the AMPS is $25,000.

                            ----------------------

                                                    Per Share          Total
                                                   ----------          -----
     Public offering price                            $25,000     $ 45,000,000
     Underwriting discount                               $250         $450,000
     Proceeds, before expenses, to the Fund (1)       $24,750     $ 44,550,000
(1)  The estimated offering expenses payable by the Fund are $150,000.

       The public offering price per share will be increased by the amount of accumulated dividends, if any, from the date the shares are first issued.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

       One certificate for the Series F AMPS will be ready for delivery to the nominee of The Depository Trust Company on or about [ ], 2005.

                            ----------------------

                              Merrill Lynch & Co.

                            ----------------------

                   The date of this prospectus is [ ], 2005.

(continued from previous page)

         This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Fund's statement of additional information dated [ ], 2005 contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus) and the table of contents of the statement of additional information appears on page [ ] of this prospectus. A copy of the statement of additional information and copies of the Fund's semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling the Fund at (800) 543-6217. In addition, you may request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 543-6217. In addition, the Securities and Exchange Commission maintains a website (http://sec.gov) that contains the statement of additional information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. The Fund does not maintain a website.

                               TABLE OF CONTENTS

                                                                        Page
                                                                       -----

Prospectus Summary.........................................................7
Risk Factors and Special Considerations...................................13
Financial Highlights......................................................17
The Fund  ................................................................20
Use of Proceeds...........................................................20
Capitalization............................................................20
Portfolio Composition.....................................................20
Investment Objective and Policies.........................................21
Other Investment Policies.................................................30
Description of AMPS.......................................................33
The Auction...............................................................38
Rating Agency Guidelines..................................................46
Investment Advisory and Management Arrangements...........................47
Taxes     ................................................................48
Description of Capital Stock..............................................49
Custodian.................................................................51
Underwriting..............................................................51
Transfer Agent, Dividend Disbursing Agent and Registrar...................52
Accounting Services Provider..............................................52
Legal Matters.............................................................52
Independent Registered Public Accounting Firm and Experts.................52
Additional Information....................................................52
Table of Contents of Statement of Additional Information..................54
Glossary  ................................................................55






                            ----------------------

         Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                            ----------------------

         You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                              PROSPECTUS SUMMARY

         This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.

The Fund MuniYield New York Insured Fund, Inc. is a non- diversified, closed-end management investment company.

The Offering                    The Fund is offering a total of 1,800 shares
                                of Auction Market Preferred Stock, Series F, at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                                Lynch"), as underwriter.

                                The Series F AMPS will be shares of preferred stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described below, each dividend period for the Series F AMPS following the initial dividend period will be seven days. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.

                                Investors and potential investors in shares of Series F AMPS may participate in auctions for the AMPS through their broker-dealers.

                                Generally, AMPS investors will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

Investment
Objective
and Policies                    The investment objective of the Fund is to
                                provide shareholders with as high a level of current Policies income exempt from Federal income taxes and New York State and New York
                                City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes
                                (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New
                                York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for Federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. There can be no assurance that the Fund's investment objective will be realized.

                                Maturity. The average maturity of the Fund's portfolio securities varies from time to time based upon an assessment of economic and market conditions by Fund Asset Management, L.P., the Fund's investment adviser (the "Investment Adviser"). The Fund intends to invest primarily in long term New York Municipal Bonds and Municipal Bonds (that is, New York Municipal Bonds and Municipal Bonds with maturities of more than ten years). However, the Fund also may invest in intermediate term New York Municipal Bonds and Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term New York

                                Municipal Bonds and Municipal Bonds with maturities of less than three years.

                                Municipal Bond Insurance. Under normal
                                circumstances and after the investment period following the offering (not expected to exceed three months), the Fund invests, as a non-fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds and Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

                                Investment Grade Municipal Bonds. Under normal market conditions, the Fund invests primarily in a portfolio of long term New York Municipal Bonds and Municipal Bonds that are rated investment grade by one or more nationally recognized statistical rating organizations ("NRSROs") (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch")) or in unrated bonds considered by the Investment Adviser to be of comparable quality. In assessing the quality of New York Municipal Bonds and Municipal Bonds, the Investment Adviser takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds or Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement.

                                Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                                Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                                Swap Agreements. The Fund is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                Federal Tax Considerations. While exempt interest dividends derived from interest on New York Municipal Bonds and Municipal Bonds are excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to stockholders. The Fund may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Fund. See "Taxes."

Risk Factors                    Set forth below is a summary of the main
                                risks of investing in the Fund's Series F
                                AMPS. For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund's Series
                                F AMPS, see "Risk Factors and Special
                                Considerations."

                           o    The credit ratings of the AMPS could be
                                reduced or terminated while an investor holds the AMPS, which could affect liquidity.

                           o    Neither broker-dealers nor the Fund are
                                obligated to purchase shares of AMPS in an auction or otherwise, nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

                           o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

                           o As a result of bidding by broker-dealers in an auction, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

                           o A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction, or
                                (iii) an applicable dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction.

                           o The relative buying and selling interest of market participants in AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

                           o Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to this request, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, Merrill Lynch, together with certain other broker-dealers and other firms that participate in the auction rate securities market, is engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither Merrill Lynch nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

                           o Broker-dealers have no obligation to maintain a secondary trading market in the AMPS outside of auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may have to sell AMPS between auctions at a price per share of less than $25,000.

                           o The Fund will issue the AMPS only if the AMPS have received a rating of Aaa from Moody's and AAA from S&P. Under certain circumstances, the Fund may voluntarily terminate compliance with Moody's or S&P guidelines, or both, in which case the AMPS may no longer be rated by Moody's or S&P, as applicable, but will be rated by at least one rating agency.

                           o    The Fund issues shares of AMPS, which
                                generally pay dividends based on short term interest rates. The Fund generally will purchase New York Municipal Bonds and Municipal Bonds that pay interest at fixed or adjustable rates. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. If the asset coverage becomes too low, the Fund may be required to redeem some or all of the shares of AMPS.

                           o The Fund is registered as a "non-diversified" investment company, the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund. Additionally, the Fund is more exposed to risks affecting issuers of New York Municipal Bonds than in a municipal bond fund that invests more widely.

                           o The amount of public information available about New York Municipal Bonds and Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

                           o The Fund invests in New York Municipal Bonds and Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of New York Municipal Bonds and Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may affect the value of the Fund's investment in that issuer.

Investment Adviser         The Investment Adviser provides investment advisory
                           and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets (including any proceeds from the issuance of preferred stock).


Dividends and
Dividends Periods          Dividends on the Series F AMPS will be cumulative
                           from the date the shares are first issued and payment at the annualized cash dividend rate for the initial dividend period on the initial dividend payment date as follows:

                                                            Initial                Initial
                                     Initial               Dividend               Dividend
                                     Dividend               Period                 Payment
AMPS Series                            Rate                 Ending                  Date
-----------                     ------------------      --------------         ---------------
Series F                               [ ]%                [ ], 2005              [ ], 2005

                           After the initial dividend period, each dividend period for the Series F AMPS will generally consist of seven days; provided however, that, before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

                           After the initial dividend period, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding Friday in the case of the Series F AMPS.

                           Dividends for the Series F AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date for the AMPS.

                           For each subsequent dividend period, the auction agent (The Bank of New York) will hold an auction to determine the cash dividend rate on the shares of Series F AMPS.


Determination of
Maximum Dividend
Rates Generally, the applicable dividend rate for any dividend period for the Series F AMPS will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate will be the higher of (A) the applicable percentage of the reference rate on the auction date or (B) the applicable spread plus the reference rate on the auction date. The reference rate is (A) the higher of the applicable LIBOR Rate (as defined in the Glossary) and the Taxable Equivalent of the Short Term Municipal Bond Rate (as defined in the Glossary) (for a dividend period or special dividend period of 364 or fewer days), or (B) the applicable Treasury Index Rate (as defined in the Glossary) (for a special dividend period of 365 days or more). The maximum applicable rate for the Series F AMPS will depend on the credit rating assigned to the shares, the length of the dividend period and whether or not the Fund has given notification prior to the auction for the dividend period that any taxable income will be included in the dividend on the AMPS for that dividend period. The applicable percentage and applicable spread are as follows:


                                       Credit Ratings          Applicable      Applicable      Applicable       Applicable
                           ---------------------------------   Percentage      Percentage      Spread Over      Spread Over
                                                               of Reference    of Reference    Reference        Reference
                                                               Rate--No        Rate--          Rate--No         Rate--
                              Moody's             S&P          Notification    Notification    Notification     Notification
                           ---------------    --------------   ------------    ------------    ------------     ------------
                                Aaa               AAA             110%            125%           1.10%            1.25%
                             Aa3 to Aa1        AA- to AA+         125%            150%           1.25%            1.50%
                              A3 to A1          A- to A+          150%            200%           1.50%            2.00%
                            Baa3 to Baa1      BBB- to BBB+        175%            250%           1.75%            2.50%
                             Below Baa3        Below BBB-         200%            300%           2.00%            3.00%

                           The applicable percentage and the applicable spread as so determined may be subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the broker-dealers participating in the auction for the AMPS.

                           There is no minimum applicable dividend rate for any dividend period.

Other AMPS                 The Fund has outstanding 10,360 shares of Auction
                           Market Preferred Stock, each with a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends, for an aggregate initial liquidation preference of $259,000,000 (the "Other
                           AMPS"). The Other AMPS are as follows: 1,700 shares of Auction Market Preferred Stock, Series A; 1,700 shares of Auction Market Preferred Stock, Series B;
                           2,800 shares of Auction Market Preferred Stock,
                           Series C; 1,960 shares of Auction Market Preferred
                           Stock, Series D; and 2,200 shares of Auction Market
                           Preferred Stock, Series E. The Series F AMPS offered hereby rank on a parity with the Other AMPS with respect to dividends and liquidation preference.

Asset Maintenance          Under the Fund's Articles Supplementary creating
                           the Series F AMPS (the "Articles Supplementary"), the Fund must maintain:

                           o asset coverage of the AMPS and Other AMPS as required by the rating agencies rating the AMPS, and

                           o asset coverage of the AMPS and Other AMPS of at least 200% as required by the Investment Company Act of 1940 (the "1940 Act").

                           The Fund estimates that, based on the composition of its portfolio at April 30, 2005, asset coverage of the AMPS and Other AMPS as required by the 1940 Act would be approximately 291% immediately after the Fund issues the shares of AMPS offered by this prospectus representing approximately 34% of the Fund's capital, or approximately 52% of the Fund's common stock equity, immediately after the issuance of such AMPS.

Mandatory
Redemption                 If the required asset coverage is not maintained
                           or, when necessary, restored, the Fund must redeem shares of AMPS at the price of $25,000 per share plus accumulated but unpaid dividends thereon
                           (whether or not earned or declared). The provisions of the 1940 Act may restrict the Fund's ability to make such a mandatory redemption.

Optional
Redemption                 The Fund may, at its option, choose to redeem all
                           or some of the shares of AMPS on any dividend payment date at the price of $25,000 per share, plus accumulated but unpaid dividends thereon

                           (whether or not earned or declared) plus any applicable premium.

Liquidation
Preference                 The liquidation preference (that is, the amount the
                           Fund must pay to holders of AMPS if the Fund is liquidated) of each share of AMPS will be $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

Ratings The AMPS will be issued with a rating of Aaa from Moody's and AAA from S&P.

Voting Rights              The 1940 Act requires that the holders of AMPS and
                           any other preferred stock, including the Other
                           AMPS, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when dividends on the AMPS or any other preferred stock, including the Other AMPS, are unpaid for two full years. The Fund's Charter, the 1940 Act and the
                           General Corporation Laws of the State of Maryland require holders of AMPS and any other preferred stock, including the Other AMPS, to vote as a separate class on certain other matters.

                   RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's AMPS should not constitute a complete investment program.

     Set forth below are the main risks of investing in the Fund's AMPS.

     Investment Considerations. Investors in AMPS should consider the following factors:

     o The credit ratings of the AMPS could be reduced or terminated while an investor holds the AMPS, which could affect liquidity.

     o Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise, nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

     o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

     o Broker-dealers may submit orders in auctions for the AMPS for their own account. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by broker-dealers in an auction, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

     o A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction, or
          (iii) an applicable dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction. A broker-dealer may, but is not obligated to, advise owners of AMPS that the dividend rate that would apply in an "all-hold" auction may be lower than would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an "all-hold" auction.

     o The relative buying and selling interest of market participants in AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

     o Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to this request, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, Merrill Lynch, together with certain other broker-dealers and other firms that participate in the auction rate securities market, is engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither Merrill Lynch nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

         Secondary Market. Broker-dealers have no obligation to maintain a secondary trading market in the AMPS outside of auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may have to sell AMPS between auctions at a price per share of less than $25,000.

         Rating Agencies. The Fund will issue the AMPS only if the AMPS have received a rating of Aaa from Moody's and AAA from S&P. As a result of such ratings the Fund will be subject to guidelines of Moody's, S&P or another substitute NRSRO that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Also, under certain circumstances, the Fund may voluntarily terminate compliance with Moody's or S&P's guidelines, or both, in which case the AMPS may no longer be rated by Moody's or S&P, as applicable, but will be rated by at least one rating agency.

         New York Municipal Bonds. The Fund is more exposed to risks affecting issuers of New York Municipal Bonds than in a municipal bond fund that invests more widely. The State of New York maintains credit ratings of A1, AA and AA-from Moody's, S&P and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November 2004, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines. See Appendix A--"Economic and Other Conditions in New York" in the statement of additional information.

         Municipal Bond Insurance. The Fund will be subject to certain investment restrictions imposed by guidelines of the insurance companies that issue insurance on the New York Municipal Bonds and Municipal Bonds in the Fund's portfolio. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

         Interest Rate Risk and AMPS. The Fund issues shares of AMPS, which generally pay dividends based on short term interest rates. The Fund generally will purchase New York Municipal Bonds and Municipal Bonds that pay interest at fixed or adjustable rates. If short term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. If the asset coverage becomes too low, the Fund may be required to redeem some or all of the shares of AMPS.

         Non-Diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.

         Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the relevant indices, or other funds with similar investment objectives and investment strategies.

         Tax Exempt Securities Market Risk. The amount of public information available about New York Municipal Bonds and Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

         Interest Rate and Credit Risk. The Fund invests in New York Municipal Bonds and Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of New York Municipal Bonds and Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value if interest rates increase in the future. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

         Set forth below are certain other risks associated with investing in the Fund's AMPS.

         Call and Redemption Risk. A New York Municipal Bond's or Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a New York Municipal Bond or Municipal Bond that the Fund holds, the Fund may lose income and may have to invest the proceeds in New York Municipal Bonds or Municipal Bonds with lower yields.

         Rating Categories. The Fund intends to invest in New York Municipal Bonds and Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch, or in unrated, New York Municipal Bonds and Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

         Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the Fund's yield, return or the market price of the common stock.

         Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

         Liquidity of Investments. Certain New York Municipal Bonds and Municipal Bonds in which the Fund invests may lack an established secondary trading market or may be otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

         Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These portfolio strategies include the use of derivatives, such as indexed securities, inverse floating rate securities, options, futures, options on futures, interest rate swap transactions and credit default swaps. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

         General Risks Related to Derivatives. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for investment purposes, hedging purposes or to seek to increase its return, such as options, futures contracts and swap agreements. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the AMPS. The Fund also may invest in certain derivative products that pay tax exempt income interest via a trust or partnership through which the Fund holds interests in one or more underlying long term municipal securities. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in New York Municipal Bonds and Municipal Bonds, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund and/or the tax exempt nature of the dividends paid by the Fund.

         Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

         Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's cost associated with the dividend payments on its outstanding preferred stock, including the AMPS, or to seek to increase the Fund's return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

         Taxability Risk. The Fund intends to minimize the payment of taxable income to stockholders by investing in New York Municipal Bonds, Municipal Bonds and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes, if applicable. Such securities, however, may be determined for Federal income tax purposes to pay, or to have paid, taxable income subsequent to the Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend (as defined herein) to a holder of AMPS under these circumstances.

         Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock --- Certain Provisions of the Charter and By-Laws."

         Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. The continued threat of similar attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund's portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's AMPS.

                             FINANCIAL HIGHLIGHTS

         The following Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of common stock or preferred stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of common stock of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal years ended October 31, 1995 to October 31, 2004 has been audited by _________________ whose report for the fiscal year ended October 31, 2004, along with the financial statements of the Fund, is included in the Fund's 2004 Annual Report, which is incorporated by reference herein. The information with respect to the six months ended April 30, 2005 is unaudited and is included in the Fund's 2005 Semi-Annual Report, which is incorporated by reference herein. You may obtain a copy of the 2004 Annual Report and the 2005 Semi-Annual Report at no cost by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

         The following per share data and ratios have been derived from information provided in the financial statements.


                           For the Six
                              Months                                                    For the Year Ended October 31,
                              Ended       ----------------------------------------------------------------------------------------
                           April 30, 2005
                           (unaudited)      2004         2003         2002        2001++       2000++        1999++        1998++
                           -------------- ------------ ------------ ----------- ------------ ----------- ------------ ------------
Less dividends
Per Share Operating
  Performance
Net asset value,
  beginning of period       $  14.81       $  14.81     $  14.83     $  15.01    $  13.76     $  13.02    $  16.26     $  15.89
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Investment income--net           .47##          .91##        .97##        .94         .96          .87        1.03         1.12
Realized and unrealized
  gain (loss)--net              (.05)          (.01)        (.09)        (.19)       1.26          .90       (2.47)         .61
  and distributions to
  Preferred Stock
  shareholders:
  Investment income--net        (.05)          (.06)        (.07)        (.10)       (.20)        (.25)       (.16)        (.19)

Realized gain-net               -              -           -+            -           -            -           (.07)        (.08)
In excess of realized           -              -            -            -           -            -           (.03)        -
  gain--net                -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------

Total from investment            .37            .84          .81          .65        2.02         1.52       (1.70)        1.46
  operations               -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------

Less dividends and
  distributions to
  Common Stock
  shareholders:
  Investment income--net        (.42)          (.84)        (.83)        (.83)       (.77)        (.78)       (.99)        (.90)

Realized gain--net              -              -            -           -+           -            -           (.45)        (.19)
In excess of realized           -              -            -            -           -            -           (.20)        -
  gain--net                -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------

Total dividends and
  distributions to
  Common Stock
  shareholders                  (.42)          (.84)        (.83)        (.83)       (.77)        (.78)      (1.54)       (1.09)
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Effect of Preferred
   Stock activity:
Dividends and
   distributions to
   Preferred Stock
   shareholders:
Investment income--net
                                -              -            -            -           -            -           -            -
Realized gain on
   investments--net             -              -            -            -           -            -           -            -
In excess of realized
   gain on
   investments--net             -              -            -            -           -            -           -            -
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Total effect of
   Preferred Stock
   activity                     -              -            -            -           -            -           -            -
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Net asset value, end of
  period                    $  14.76       $  14.81    $   14.81     $  14.83    $  15.01     $  13.76    $  13.72     $  16.26
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Market price per share,
  end of period             $  13.23       $  13.20     $  13.25     $  13.36    $  14.02     $  12.25    $  12.4375   $  16.3125
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Total Investment
Return**                   -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------





                          ------------------------------------

                                1997        1996         1995
                          ----------- ------------ -----------
Less dividends
Per Share Operating
  Performance
Net asset value,
  beginning of period      $  15.49    $  15.64     $  14.17
                          ----------- ------------ -----------
Investment income--net         1.15        1.15         1.16
Realized and unrealized
  gain (loss)--net              .48        (.03)        1.58
  and distributions to
  Preferred Stock
  shareholders:
  Investment income--net       -           -            -

Realized gain-net              -           -            -
In excess of realized          -           -            -
  gain--net               ----------- ------------ -----------

Total from investment          1.63        1.12         2.77
  operations              ----------- ------------ -----------

Less dividends and
  distributions to
  Common Stock
  shareholders:
  Investment income--net       (.91)       (.91)        (.92)

Realized gain--net             (.07)       -            (.10)
In excess of realized          -           (.10)        -
  gain--net               ----------- ------------ -----------

Total dividends and
  distributions to
  Common Stock
  shareholders                 (.98)      (1.01)       (1.02)
                          ----------- ------------ -----------
Effect of Preferred
   Stock activity:
Dividends and
   distributions to
   Preferred Stock
   shareholders:
Investment income--net
                               (.23)       (.23)        (.26)
Realized gain on
   investments--net            (.02)       -            (.02)
In excess of realized
   gain on
   investments--net            -           (.03)        -
                          ----------- ------------ -----------
Total effect of
   Preferred Stock
   activity                    (.25)       (.26)        (.28)
                          ----------- ------------ -----------
Net asset value, end of
  period                   $  15.89    $  15.49     $  15.64
                          ----------- ------------ -----------
Market price per share,
  end of period            $  15.875   $  14.875    $  14.375
                          ----------- ------------ -----------
Total Investment
Return**                  ----------- ------------ -----------




                           For the Six
                              Months                                                    For the Year Ended October 31,
                              Ended       ----------------------------------------------------------------------------------------
                           April 30, 2005
                           (unaudited)      2004         2003         2002        2001++       2000++        1999++        1998++
                           -------------- ------------ ------------ ----------- ------------ ----------- ------------ ------------
Based on net asset value
  per share                    2.91%#         6.53%        6.19%        4.97%      15.57%       12.79%     (11.40%)       9.53%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Based on market price
  per share                    3.49%#         6.13%        5.45%        1.24%      21.26%        5.11%     (15.63%)       9.99%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Ratios Based on Average
  Net Assets of Common
  Stock
Total expenses, net of
 reimbursement and
  excluding
  reorganization
  expenses***                  .94%*          .94%         .94%         .96%        .97%        1.01%       1.02%         .98%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Total expenses,
  excluding
  reorganization
  expenses***                   .94%*          .95%         .94%         .96%        .97%        1.01%       1.02%         .98%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Total expenses***               .94%*          .95%         .94%         .96%        .97%        1.16%       1.02%         .98%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Total investment
  income--net***                6.37%*         6.23%        6.49%        6.37%       6.66%        7.21%       6.96%        7.07%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Amount of dividends to
  Preferred Stock
  shareholders                  .73%*          .42%         .50%         .66%       1.38%        1.93%         1.04%      1.21%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Investment income--net,
  to Common Stock
  shareholders                 5.64%*         5.81%        5.99%        5.71%       5.28%        5.28%       5.98%        5.86%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Ratios Based on Average
  Net Assets of
  Preferred Stock
  Dividends to Preferred
  Stock shareholders           1.64%*          .95%        1.13%        1.49%       3.07%        3.91%       2.30%        2.77%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Supplemental Data
  Net assets applicable
  to Common Stock, end
  of period (in
  thousands)               $  582,117     $  584,248   $  584,025   $  584,793  $  591,942   $  542,709  $  163,807   $  199,582
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Preferred Stock
  outstanding, end of
  period (in thousands)    $  259,000     $  259,000   $  259,000   $  259,000  $  259,000   $  259,000  $  85,000    $  85,000
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Portfolio turnover            15.64%         19.91%       51.89%       87.56%      83.08%      148.51%      99.71%       89.76%
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Leverage:                  -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------

Asset coverage per $1,000  $   3,248      $   3,256    $   3,255    $   3,258   $   3,285    $   3,045   $   2,927    $   3,348
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Liquidation preference
  per share                $  25,000      $  25,000    $  25,000    $  25,000   $  25,000    $  25,000   $  25,000    $  25,000
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Average market value per
  share###                 $  25,000      $  25,000    $  25,000    $  25,000   $  25,000    $  25,000   $  25,000    $  25,000
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Dividends Per Share on
  Preferred Stock

Outstanding++

Series A--

Investment income--net      $     224      $     254    $     249    $     334   $     791    $     480   $     566    $     695
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------



                           ------------------------------------

                               1997        1996         1995
                           ----------- ------------ -----------
Based on net asset value
  per share                    9.37%       6.04%       18.89%
                           ----------- ------------ -----------
Based on market price
  per share                   13.79%      10.79%       26.40%
                           ----------- ------------ -----------
Ratios Based on Average
  Net Assets of Common
  Stock
Total expenses, net of
 reimbursement and
  excluding
  reorganization
  expenses***                  1.02%       1.02%        1.05%
                           ----------- ------------ -----------
Total expenses,
  excluding
  reorganization
  expenses***                  1.02%       1.02%        1.05%
                           ----------- ------------ -----------
Total expenses***              1.02%       1.02%        1.05%
                           ----------- ------------ -----------
Total investment
  income--net***               7.45%       7.46%        8.07%
                           ----------- ------------ -----------
Amount of dividends to
  Preferred Stock
  shareholders                 1.51%       1.49%        1.77%
                           ----------- ------------ -----------
Investment income--net,
  to Common Stock
  shareholders                 5.94%       5.97%        6.30%
                           ----------- ------------ -----------
Ratios Based on Average
  Net Assets of
  Preferred Stock
  Dividends to Preferred
  Stock shareholders           3.33%       3.25%        3.68%
                           ----------- ------------ -----------
Supplemental Data
  Net assets applicable
  to Common Stock, end
  of period (in
  thousands)               $  192,107  $  186,611   $  188,354
                           ----------- ------------ -----------
Preferred Stock
  outstanding, end of
  period (in thousands)    $  85,000   $  85,000    $  85,000
                           ----------- ------------ -----------
Portfolio turnover            81.73%      80.59%       88.17%
                           ----------- ------------ -----------
                           ----------- ------------ -----------
Leverage:                  ----------- ------------ -----------

Asset coverage per $1,000  $   3,260   $   3,195    $   3,216
                           ----------- ------------ -----------
Liquidation preference
  per share                $  25,000   $  25,000    $  25,000
                           ----------- ------------ -----------
Average market value per
  share###                 $  25,000   $  25,000    $  25,000
                           ----------- ------------ -----------
Dividends Per Share on
  Preferred Stock

Outstanding++

Series A--

Investment income--net      $     826   $     819    $     935
                           ----------- ------------ -----------


                           For the Six
                              Months                                                    For the Year Ended October 31,
                              Ended       ----------------------------------------------------------------------------------------
                           April 30, 2005
                           (unaudited)      2004         2003         2002        2001++       2000++        1999++        1998++
                          --------------- ------------ ------------ ----------- ------------ ----------- ------------ ------------


Series B--

Investment income--net      $     189      $     203    $     232    $     305   $     731    $     941   $     583    $     689
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Series C--

Investment income--net      $     194      $     240    $     214    $     356   $     774    $     661           -            -
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Series D

Investment income--net      $     185      $     231    $     454    $     503   $     715    $     634           -            -
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------
Series E

Investment income--net      $     233      $     251    $     255    $     356   $     812    $     653           -            -
                           -------------  ------------ ------------ ----------- ------------ ----------- ------------ ------------



                           ------------------------------------

                               1997        1996         1995
                           ----------- ------------ -----------


Series B--

Investment income--net      $     837   $     807    $     904
                           ----------- ------------ -----------
Series C--

Investment income--net              -           -            -
                           ----------- ------------ -----------
Series D

Investment income--net              -           -            -
                           ----------- ------------ -----------
Series E

Investment income--net              -           -            -
                           ----------- ------------ -----------





         -----------------
*        Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***      Do not reflect the effect of dividends to Preferred Stock shareholders.
#        Aggregate total investment return.
##       Based on average shares outstanding.
###      Based on monthly market value per share.
+        Amount is less than $(.01) per share.
++       Series C, Series D and Series E were issued on March 6, 2000.
++ Certain prior year amounts have been reclassified to conform to current year presentation.

                                   THE FUND

         MuniYield New York Insured Fund, Inc. (the "Fund") is a non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on December 17, 1991, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal executive office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

         The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by Fund Asset Management, L.P. (the "Investment Adviser") that have similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, if the Fund is the acquired fund, the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and By-laws."

                                USE OF PROCEEDS

         The net proceeds of this offering will be approximately $44,400,000 after payment of offering expenses (estimated to be approximately $150,000) and the deduction of the underwriting discount.

         The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of this offering, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                                CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of April 30, 2005 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.


                                                                                         Actual           As Adjusted
                                                                                    --------------     ------------------
Preferred Stock, par value $.05 per share (10,360 shares of Other AMPS authorized, issued and outstanding at $25,000 per share liquidation preference, plus accumulated but unpaid dividends; 12,160 shares of AMPS and Other AMPS authorized, issued and outstanding, as adjusted, at
     $25,000 per share liquidation preference, plus accumulated but unpaid
     dividends)                                                                     $ 259,119,632         $304,119,632
                                                                                    --------------     ------------------
Common Stock, par value $.10 per share (199,989,640 shares authorized,
     39,445,962 shares issued and outstanding; 199,987,840 shares authorized,
     39,445,962 shares issued and outstanding, as adjusted)                            $3,944,596           $3,944,596

Paid-in capital in excess of par value                                                557,669,466          557,069,466

Undistributed investment income--net                                                    7,232,123            7,232,123

Accumulated realized capital losses--net                                              (33,817,432)         (33,817,432)

Unrealized appreciation--net                                                           47,088,204           47,088,204
                                                                                    --------------     ------------------
Net assets applicable to outstanding common stock                                   $ 582,116,957         $581,516,957
                                                                                    --------------     ------------------

                             PORTFOLIO COMPOSITION

         As of April 30, 2005, approximately 99.64% of the market value of the Fund's portfolio was invested in long term and intermediate term municipal obligations and approximately 0.36% of the market value of the Fund's portfolio was invested in short term tax exempt securities. The following table sets forth certain information with respect to the composition of the Fund's long term municipal obligation investment portfolio as of April 30, 2005.

                                 Number of         Value
      Moody's*         S&P*        Issues     (in thousands)        Percent
    -----------      -------     ---------    -------------         -------
         Aaa            AAA         154          $726,508            88.17%
         Aa             AA           7            10,677              1.30
          A              A           20           86,027             10.44
         Baa            BBB          1              750               0.09
                                 ---------    ------------          -------
        Total                       182          $823,962             100%
                                 ---------    ------------          -------

         * Ratings: Using the higher of Moody's or S&P ratings on the Fund's investments. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.


                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide shareholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for Federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. There can be no assurance that the Fund's investment objective will be realized. Unless otherwise noted, the term "Municipal Bonds" also includes New York Municipal Bonds.

         The Fund's investment objective and its policy of investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal circumstances and after the investment period following this offering (not expected to exceed three months), the Fund invests, as a non-fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. This is a non-fundamental policy and may be changed by the Fund's Board of Directors without stockholder approval; provided that stockholders are given at least 60 days' prior notice of any change as required by the 1940 Act. There can be no assurance that the Fund's investment objective will be realized.

         The Fund may invest in certain tax exempt securities classified as "private activity bonds" (or industrial development bonds, under pre-1986 law) ("PABs") (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in PABs will vary from time to time.

         Under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the >nvestment Adviser takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement. Consequently, if Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such Municipal Bonds to be equivalent to securities rated AAA- or Aaa-, as the case may be, even though such Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for Municipal Bond insurance. See Appendix B--"Description of Municipal Bond Ratings" and Appendix C--"Municipal Bond Insurance" to the statement of additional information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest.

         All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

         The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

         The Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As of May 31, 2005, the weighted average maturity of the Fund's portfolio was approximately 17.67 years.

         For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies--Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Hedging Transactions--Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

         The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for Federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund's investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for Federal income tax purposes to the same extent as the underlying municipal securities, the Internal Revenue Service ("IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the Federal level.

         Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Municipal Bond Insurance

         Under normal circumstances, the Fund invests at least 80% its assets in Municipal Bonds either (i) insured under an insurance policy obtained by the issuer thereof or any other party, or (ii) insured under an insurance policy purchased by the Fund. The Fund seeks to limit its investments to Municipal Bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Appendix C to the statement of additional information for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. The Fund also may purchase Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

         The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest when due on specified eligible Municipal Bonds that it purchases. A Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

         The Policies will be effective only as to insured Municipal Bonds beneficially owned by a Fund. In the event of a sale of any Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured Municipal Bond or the value of the shares of the Fund.

         The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

         The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies of the Fund currently range from approximately .05 of 1% to .40 of 1% of the principal amount of the Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit C to the statement of additional information. In instances in which a Fund purchases Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

         It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser's ability to manage the portfolio of the Fund may be limited to the extent it holds defaulted securities for which market quotations are not generally available, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See "Net Asset Value" in the statement of additional information for a more complete description of the Fund's method of valuing securities for which market quotations are not generally available.

         No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Directors of the Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

         Municipal Bond insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions). See Appendix C--"Municipal Bond Insurance" to the statement of additional information.

Risk Factors and Special Considerations Relating to New York Municipal Bonds

         The Fund ordinarily will invest at least 80% of its total assets in New York Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New York Municipal Bonds to this degree.

         The State of New York maintains credit ratings of A1, AA and AA- from Moody's, S&P and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November 2004, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market service, fueling a rebound in income growth in that sector. Historically, declines in the stock market are followed by declines in personal income tax payments as tax-liability associated with market transactions declines.

         For a discussion of economic and other conditions in the State of New York and the City of New York, see Appendix A--"Economic and Other Conditions in New York" in the statement of additional information.

Risk Factors and Special Considerations Relating to Municipal Bonds

         The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "--Hedging Transactions--Financial Futures Transactions and Options."

         The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

         Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B to the statement of additional information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes in the opinion of bond counsel to the issuer.

         Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes PABs.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund's common stock. See "Taxes."

         General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

         Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

         PABs. The Fund may purchase PABs. PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

         Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

         Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

         Indexed and Inverse Floating Rate Securities. The Fund may invest in Municipal Bonds (and Non- Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

         When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

         There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

         Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

         Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

         The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares of common stock, the net asset value of the Fund's shares of common stock will fluctuate. No assurance can be given that the Fund's hedging transactions will be effective. The Fund only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and certain financial futures and options thereon will be subject to the limitations described under "Rating Agency Guidelines."

         Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund's return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

         Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes."

         Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

         The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated

A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

         The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

         The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

         Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

         When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

         Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

         The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                              ------------------

         Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator."

         When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

         Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

         The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

         The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

         The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund's return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           OTHER INVESTMENT POLICIES

         The Fund has adopted certain other policies as set forth below.

Temporary Investments

         The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions

         In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on any preferred stock, including the AMPS, or to seek to increase the Fund's return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

         The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

         The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

         In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

         The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

         The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

VRDOs and Participating VRDOs

         VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

         Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

         VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

         The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

Repurchase Agreements

         The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

         In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Borrowings

         The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 ?% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since, for example, the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

                              DESCRIPTION OF AMPS

         Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

General

         The Series F AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the Series F AMPS generally will be a 7-Day Dividend Period; provided however, that, prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a special dividend period of up to five years (a "Special Dividend Period"). The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the statement of additional information.

         The Fund has outstanding 10,360 shares of three other series of Auction Market Preferred Stock, each with a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends, for an aggregate initial liquidation preference of $259,000,000 (the "Other AMPS"). The Other AMPS are as follows: 1,700 shares of Auction Market Preferred Stock, Series A; 1,700 shares of Auction Market Preferred Stock, Series B; 2,800 shares of Auction Market Preferred Stock, Series C; 1,960 shares of Auction Market Preferred Stock, Series D; and 2,200 shares of Auction Market Preferred Stock, Series E. The Series F AMPS offered hereby rank on a parity with the Other AMPS with respect to dividends and liquidation preference. The terms of the shares of Other AMPS are substantially the same as the terms of the shares of AMPS described below.

         The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary of the AMPS, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary of the AMPS establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this prospectus is a part.

Dividends

         General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common stock, and (ii) to the extent permitted under the Code, and to the extent available, out of net tax exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on New York Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax and New York State and New York City personal income taxes and to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

         Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for the AMPS, dividends on the AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Thus, following the Initial Dividend Payment Date for AMPS, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding Friday in the case of the Series F AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution prior to authorization of a dividend by the Board of Directors may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

         Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

         Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described below under "--Additional Dividends" in this prospectus and under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the statement of additional information. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS that may be in arrears.

         The amount of cash dividends per share of the AMPS payable (if declared) on the Initial Dividend Payment Date, and on each Dividend Payment Date of each 7-Day Dividend Period and each Short Term Dividend Period, shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS--Dividends--Notification of Dividend Period" in the statement of additional information for a detailed description of these procedures.

         Determination of Dividend Rate. The dividend rate on shares of the AMPS during the period from and including the Date of Original Issue for the Series F AMPS to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") with respect to the Series F AMPS will be the rate per annum set forth above under "Prospectus Summary--Dividends and Dividend Periods." Commencing on the Initial Dividend Payment Date for the Series F AMPS, the Applicable Rate on the Series F AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or calendar day prior to the last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment
Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

         Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS (and Other AMPS) would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at April 30, 2005, asset coverage with respect to shares of AMPS would be approximately 291% representing approximately 34% of the Fund's capital and 52% of the Fund's common stock equity immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the statement of additional information.

         Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

         Additional Dividends. If the Fund retroactively allocates any net capital gain or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described under "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below, which may only happen when such allocation is made as a result of the redemption of all or some of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

         An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax and New York State and New York City personal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum combined marginal regular Federal, New York State and New York City individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum combined marginal regular Federal, New York State and New York City corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (taking into account in both (a) and (b) the Federal income tax deductibility of state and local taxes paid or incurred but not any phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets and assuming the taxability of Federally tax exempt dividends for corporations for New York State and New York City income tax purposes). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes" in the statement of additional information. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

         If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five Business Days prior to the applicable Dividend Payment Date. See "The Auction-- Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below.

Asset Maintenance

         The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

         1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock, including the shares of AMPS and Other AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

         Based upon the composition of the Fund's portfolio at April 30, 2005, the 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the underwriting discount and offering expenses for the shares of AMPS) will be computed as follows:

               Value of Fund assets less liabilities
                not constituting senior securities           =     $885,516,957      =   291%
         ------------------------------------------------          ------------
         Senior securities representing indebtedness plus          $304,119,632
              liquidation value of the shares of AMPS

         AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each week (a "Valuation Date") Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS and Other AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount" in the statement of additional information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" herein and in the statement of additional information.

Redemption

         Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided in the statement of additional information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to such share or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends--Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common stock for any significant period of time than that obtainable if the common stock were unleveraged.

         Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends--Additional Dividends."

         For a discussion of the allocation procedures to be used if fewer than all of the outstanding shares of AMPS are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS-- Redemption" in the statement of additional information.

Liquidation Rights

         Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the outstanding shares of AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, including the Other AMPS, then such assets will be distributed among the holders of such shares of AMPS and the holders of shares of such other class or series, including the Other AMPS, ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

         Except as otherwise indicated in this prospectus and the statement of additional information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of shares of Other AMPS and holders of shares of common stock as a single class.

         The 1940 Act and the Articles Supplementary require that the holders of preferred stock, including the AMPS and Other AMPS, voting as a separate class, have the rights to elect two of the Fund's Directors at all times and to elect a majority of the Directors at any time that two full years' dividends on the AMPS (and Other AMPS) are unpaid. The holders of AMPS (and Other AMPS) will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. In addition, the Series F AMPS (and Other AMPS) may vote as a separate series under certain circumstances. See "Description of AMPS--Voting Rights" in the statement of additional information.

                                  THE AUCTION

         Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

General

         Holders of the shares of the Series F AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

         The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for the Series F AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS. The Auction Procedures are attached as Appendix E to the statement of additional information.

         Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS or the redemption price of shares of AMPS called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the statement of additional information.

         Auction Agent Agreement. The Fund has entered into an agreement with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent") (the "Auction Agent Agreement"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

         Broker-Dealer Agreements. The Auction Agent has entered into agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and more than twenty other broker-dealers and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, Merrill Lynch & Co., Inc.

         Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of the Series F AMPS. One or more registered certificates for all of the shares of the Series F AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

         The following is a brief discussion of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix E to the statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to the statement of additional information.

         Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the shares of the Series F AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also a Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange (the "NYSE") is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of the Series F AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Thursday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Friday (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for the AMPS (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the Thursday that normally would be an Auction Date for the Series F AMPS is not a Business Day, then such Auction Date will be the preceding Wednesday and the first day of the related Dividend Period will continue to be the following Friday. See "Description of AMPS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

         Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are

Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS--Dividends--Additional Dividends" above.

         Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

                  (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

                           (i) Hold Order--indicating the number of
                  outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

                           (ii) Bid--indicating the number of outstanding
                  shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

                           (iii) Sell Order--indicating the number of
                  outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

                  (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

         The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

         In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Maximum Applicable Rate for shares of AMPS will be the higher of
(A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

         The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage and the Applicable Spread will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS as follows:

             Credit Ratings                     Applicable           Applicable        Applicable Spread
------------------------------------------    Percentage of         Percentage of       Over Reference      Applicable Spread
                                            Reference Rate--No         Reference             Rate--No          Over Reference
      Moody's                 S&P             Notification       Rate--Notification      Notification       Rate--Notification
-----------------------   ----------------  ------------------   ------------------    ------------------   ------------------
         Aaa                  AAA                    110%                  125%                   1.10%                1.25%
     Aa3 to Aa1            AA- to AA+                125%                  150%                   1.25%                1.50%
      A3 to A1              A- to A+                 150%                  200%                   1.50%                2.00%
    Baa3 to Baa1          BBB- to BBB+               175%                  250%                   1.75%                2.50%
     Below Baa3            Below BBB-                200%                  300%                   2.00%                3.00%

There is no minimum Applicable Rate in respect of any Dividend Period.

         The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase, the Fund would be in compliance with the AMPS Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either S&P or Moody's, or both to provide a rating for the AMPS, subject to the Fund's ability to terminate compliance with the rating agency guidelines as discussed under "Rating Agency Guidelines." If either S&P or Moody's, or both, shall not make such a rating available, and subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines," Merrill Lynch or its affiliates and successors, after obtaining the Fund's approval, will select another NRSRO (a "Substitute Rating Agency") or two other NRSROs ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

         Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

         Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

         A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

         If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

         If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS of such series will be 60% of the Reference Rate on the date of the applicable Auction (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of
AMPS).

         For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of holders of AMPS to be redeemed and for payment to the Auction Agent, as set forth under "Description of AMPS--Redemption" in the statement of additional information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than Merrill Lynch) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer (i.e., Merrill Lynch) may submit an Order.

         Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through a mutually acceptable electronic means all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

         If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

                  (a) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

                  (b) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause (a) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (a) above and of the foregoing portion of this clause (b) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (b) shall be treated as the subject of a Bid by a Potential Holder; and

                  (c) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (a) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (b) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

         If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

         Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate).

         If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

         If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period in the case of the Series F AMPS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

         If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

         Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

         If Sufficient Clearing Bids have been made:

                  (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

                  (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

                  (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

                  (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

                  (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or
         (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

         If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

                  (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

                  (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

                  (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

         If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

         Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 p.m., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent. In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next day funds. If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective

Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers

         General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of the AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction. As a result of bidding by a Broker-Dealer in an Auction, the Applicable Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not Bid.

         A Broker-Dealer may also Bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an "all-hold" Auction, or (iii) an Applicable Rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise Beneficial Owners of AMPS that the Applicable Rate that would apply in an "all-hold" Auction (i.e., all of the outstanding AMPS are subject to Submitted Hold Orders) may be lower than would apply if Beneficial Owners submit Bids and such advice, if given, may facilitate the submission of Bids by Beneficial Owners that would avoid the occurrence of an "all-hold" Auction.

         Commission Inquiries. Merrill Lynch has advised the Fund that it and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the Securities and Exchange Commission last spring. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to this request, Merrill Lynch conducted its own voluntary review and reported its findings to the Securities and Exchange Commission staff. At the Securities and Exchange Commission staff's request, Merrill Lynch, together with certain other broker-dealers and other firms that participate in the auction rate securities market, is engaging in discussions with the Securities and Exchange Commission staff concerning its inquiry. Neither Merrill Lynch nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the AMPS or the auctions.

         Fees. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit Orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

         Secondary Trading Market. Broker-Dealers have no obligation to maintain a secondary trading market in the AMPS outside of Auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may sell AMPS between Auctions at a price per share of less than $25,000.

                           RATING AGENCY GUIDELINES

         Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

         The Fund currently intends that, so long as shares of AMPS are outstanding and the AMPS are rated by Moody's and S&P, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Board of Directors of the Fund, however, may determine that it is not in the best interest of the Fund to continue to comply with the guidelines of Moody's or S&P (described below). If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, the Fund will no longer be required to maintain a Moody's Discounted Value or a S&P Discounted Value, as applicable, at least equal to the AMPS Basic Maintenance Amount. If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, or both, at the time of termination, it must continue to be rated by at least one NRSRO.

         The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance" herein and in the statement of additional information.

         The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

         Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS--Redemption" herein and in the statement of additional information.

         The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

         As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock has not been rated by a nationally recognized statistical rating organization.

         For additional information concerning the Moody's and S&P ratings guidelines, see "Rating Agency Guidelines" in the statement of additional information.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

         The Investment Adviser, which is owned and controlled by Merrill Lynch & Co. Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of [ ], 2005, the Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM"), had a total of approximately $[ ] billion in investment company and other portfolio assets under management, including approximately $[ ] billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         The Investment Advisory Agreement provides that, subject to the oversight of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to oversight by the Board of Directors.

         The portfolio manager primarily responsible for the Fund's day-to-day management is Timothy T. Browse, who became the Fund's portfolio manager in 2004. Mr. Browse has been a portfolio manager and Vice President (Tax-Exempt Fixed Income) of MLIM since 2003 and has over ten years of experience investing in Municipal Bonds. Prior to joining MLIM, Mr. Browse was a vice president, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The statement of additional information provides additional information about the Fund's portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities of the Fund.

         For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average weekly net assets.

         The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Securities and Exchange Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

                                     TAXES

         To the extent derived from Municipal Bond interest income, dividends on the AMPS will be excludable from gross income for Federal income tax purposes in the hands of holders of such AMPS, subject to the possible application of the Federal alternative minimum tax and any state or local income taxes. Interest income from other investments may produce taxable dividends. The Fund is required to allocate net capital gain and other taxable income, if any, proportionately among the common stock and AMPS and Other AMPS in accordance with the current position of the IRS described under the heading "Taxes" in the statement of additional information. The Fund may notify the Auction Agent of the amount of any net capital gain or other anticipated taxable income to be included in any dividend on the AMPS prior to the Auction establishing the Applicable Dividend Rate for such dividend. The Auction Agent will in turn notify holders of the AMPS and prospective purchasers. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend. See "The Auction-- Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." The amount of taxable income allocable to AMPS will depend upon the amount of such income realized by the Fund and cannot be determined with certainty prior to the end of the Fund's fiscal year, but it is not generally expected to be significant.

         The portion of exempt-interest dividends equal to the portion which the Fund's interest on New York Municipal Bonds bears to all of the Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund's tax-exempt interest that is not derived from New York Municipal Bonds, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the Fund will be subject to New York State corporate franchise and New York City corporation income tax.

         If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends-- Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

         Generally within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received during that year. Capital gain dividends are taxable as long term capital gains to you regardless of how long you have held your shares.

         The Fund will only purchase a Municipal Bond or Non-Municipal Tax Exempt Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and is exempt from New York State and New York City personal income taxes, if applicable. To the extent that the dividends distributed by the Fund are from interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend to a holder of AMPS under these circumstances.

         Because the Fund may from time to time invest a substantial portion of its portfolio in Municipal Bonds bearing income that could increase an AMPS holder's tax liability under the Federal alternative minimum tax, the Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

         If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" herein and in the statement of additional information. This may prevent the Fund from meeting certain distribution requirements for qualification as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS--Redemption" herein and in the statement of additional information. There can be no assurance, however, that any such action would achieve such objectives.

         By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

         This section summarizes some of the consequences of an investment in the Fund under current Federal, New York State and New York City income tax laws. It is not a substitute for personal tax advice. Stockholders are urged to consult their tax advisers regarding the applicability of any state or local taxes and with specific questions regarding Federal taxes.

                         DESCRIPTION OF CAPITAL STOCK

         The Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as common stock, par value $.10 per share. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In this regard, the Board of Directors previously reclassified 10,360 shares of unissued common stock as Other AMPS and reclassified 1,800 shares of unissued common stock as AMPS, which are being offered hereby. See "Description of AMPS" herein and in the statement of additional information.

         The following table shows the amount of (i) capital stock authorized,
(ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of April 30, 2005.

                                                                                                   Amount
                                                                                                   Outstanding
                                                                                                   (Exclusive Of
                                                                                                   Amount Held By
                                                              Amount      Amount Held By Fund      Fund For Its Own
Title of Class                                                Authorized  For Its Own Account      Account)
------------------------------------------------              ----------  --------------------     ----------------
Common Stock                                                  199,989,640          - 0 -              39,445,962
Auction Market Preferred Stock
     Series A AMPS                                              1,700              - 0 -                 1,700
     Series B AMPS                                              1,700              - 0 -                 1,700
     Series C AMPS                                              2,800              - 0 -                 2,800
     Series D AMPS                                              1,960              - 0 -                 1,960
     Series E AMPS                                              2,200              - 0 -                 2,200

         The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

Common Stock

         Holders of common stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of common stock and in the net assets of the Fund available for distribution to holders of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of common stock nor holders of preferred stock have pre-emptive or conversion rights and shares of common stock are not redeemable. The outstanding shares of common stock are fully paid and non-assessable.

         Holders of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred stock, including the Other AMPS, on each matter submitted to a vote of holders of common stock, except as described under "Description of AMPS--Voting Rights" herein and in the statement of additional information.

         Stockholders are entitled to one vote for each share held. The shares of common stock, AMPS, Other AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, AMPS, Other AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, AMPS, Other AMPS and any other preferred stock will not be able to elect any of such Directors.

         So long as any shares of the Fund's preferred stock are outstanding, including the AMPS and Other AMPS, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" herein and in the statement of additional information.

Preferred Stock

         The Fund has issued an aggregate of 10,360 shares of Other AMPS. Under the Articles Supplementary for the AMPS, the Fund is authorized to issue an aggregate of 1,800 additional shares of AMPS. The terms of the shares of Other AMPS are substantially the same as the terms of the shares of AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common stock nor holders of preferred stock have pre-emptive rights to purchase any shares of AMPS, Other AMPS or any other preferred stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

Certain Provisions of the Charter and By-laws

         The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 ?% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

         In addition, the Charter requires the favorable vote of the holders of at least 66 ?% of the Fund's shares to approve, adopt or authorize the following:

         o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

         o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

         o   a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. The approval, adoption or authorization of the foregoing also requires the favorable vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act) of preferred stock, including the AMPS and Other AMPS, then entitled to be voted, voting as a separate class.

         In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 ?% of the Fund's outstanding shares of capital stock (including the AMPS, Other AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the By-laws), and the affirmative vote of a majority of outstanding shares (as defined in the 1940 Act) of preferred stock of the Fund (including the AMPS and Other AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS and Other AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

         The Charter and By-laws provide that the Board of Directors has the power to make, amend, alter or repeal any of the By-laws (except for any By-law specified not to be altered or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

         The Board of Directors has determined that the 66 ?% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

         The Fund's securities and cash are held under a custodian agreement with The Bank of New York, 100 Church Street, New York, New York 10286.

                                 UNDERWRITING

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (the
"Underwriter") has agreed, subject to the terms and conditions contained in a purchase agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS offered hereby. The Underwriter has agreed to purchase all such shares if any are purchased.

         The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

         The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer's certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

         The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $137.50 per share. There is a sales charge or underwriting discount of $250 per share, which is equal to 1% of the initial public offering price per share. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any AMPS purchased in the offering on or before [ ], 2005.

         The expenses of the offering, excluding underwriting discount, are estimated at $150,000 and are payable by the Fund.

Other Relationships

         Merrill Lynch acts in Auctions as a Broker-Dealer as set forth under "The Auction--General--Broker- Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "The Auction--
Broker-Dealers." Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

         The Fund also anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions" in the statement of additional information. Merrill Lynch is an affiliate of the Investment Adviser. See "Investment Restrictions" and "Portfolio Transactions" in the statement of additional information.

         The address of the Underwriter is 4 World Financial Center, New York, New York 10080.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         The transfer agent, dividend disbursing agent and registrar for the Fund's shares of common stock, AMPS and Other AMPS is The Bank of New York, 101 Barclay Street, New York, New York 10286.

                         ACCOUNTING SERVICES PROVIDER

         State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                 LEGAL MATTERS

         Certain legal matters in connection with the AMPS offered hereby are passed on for the Fund and the Underwriter by Sidley Austin Brown & Wood llp, New York, New York 10019.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

         _____________is the Fund's independent registered public accounting firm. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this prospectus have been audited by _____________, for the periods indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing _____________has an office at __________________.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of such public reference facilities may be obtained by calling the Commission at 1-202-942-8090. Copies of such materials can be obtained from the public reference section of the Commission by writing to 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ----


Investment Objective and Policies                                           3
Investment Restrictions                                                     3
Description of AMPS                                                         5
The Auction                                                                14
Rating Agency Guidelines                                                   14
Directors and Officers                                                     24
Investment Advisory and Management Arrangements                            29
Portfolio Transactions                                                     35
Taxes                                                                      37
Net Asset Value                                                            42
Financial Statements                                                       43
APPENDIX A Economic and Other Conditions in New York                      A-1
APPENDIX B Description of Municipal Bond Ratings                          B-1
APPENDIX C Municipal Bond Insurance                                       C-1
APPENDIX D Settlement Procedures                                          D-1
APPENDIX E Auction Procedures                                             E-1

                                   GLOSSARY

         "Additional Dividend" has the meaning set forth on pages [34 to 35] of this prospectus.

         "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

         "AMPS" means the Auction Market Preferred Stock, Series F; with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

         "AMPS Basic Maintenance Amount" has the meaning set forth on pages [35 to 36] of this prospectus.

         "AMPS Basic Maintenance Cure Date" has the meaning set forth on page [36] of this prospectus.

         "AMPS Basic Maintenance Report" has the meaning set forth on page [10] of the statement of additional information.

         "Anticipation Notes" shall mean the following New York Municipal
Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

         "Applicable Percentage" has the meaning set forth on pages [39 to 40] of this prospectus.

         "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

         "Applicable Spread" has the meaning set forth on page [40] of this prospectus.

         "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of the AMPS.

         "Auction" means a periodic operation of the Auction Procedures.

         "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

         "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" has the meaning set forth on page [38] of this prospectus.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix E to the statement of additional information.

         "Available AMPS" has the meaning set forth on page [42] of this prospectus.

         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker- Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

         "Bid" has the meaning set forth on page [39] of this prospectus.

         "Bidder" has the meaning set forth on page [39] of this prospectus.

         "Board of Directors" or "Board" means the Board of Directors of the Fund.

         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker- Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

         "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

         "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary and the Other AMPS Articles Supplementary), of the Fund.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common stock" means the common stock, par value $.10 per share, of the Fund.

         "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

         "Deposit Securities" means cash and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P or A (having a remaining maturity of 12 months or less) or F-1+ by Fitch.

         "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

         "Discounted Value" means (i) with respect to an S&P Eligible Asset, the quotient of the fair market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the fair market value thereof divided by the applicable Moody's Discount Factor.

         "Dividend Payment Date" has the meaning set forth on page [32] of this prospectus.

         "Dividend Period" has the meaning set forth on page [32] of this prospectus.

         "DTC" means The Depository Trust Company.

         "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

         "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

         "Fitch" means Fitch Ratings or its successors.

         "Forward Commitment" has the meaning set forth on page [23] of the statement of additional information.

         "Fund" means MuniYield New York Insured Fund, Inc., a Maryland corporation that is the issuer of the AMPS.

         "High Yield Municipal Bonds" means (a) with respect to Moody's (1) New York Municipal Bonds and Municipal Bonds rated Ba1 to B3 by Moody's, (2) New York Municipal Bonds and Municipal Bonds not rated by Moody's, but rated BB+ to B- by S&P or Fitch, and (3) New York Municipal Bonds and Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, and (b) with respect to S&P (1) New York Municipal Bonds not rated by S&P but rated equivalent to BBB+ or lower by another NRSRO and (2) New York Municipal Bonds rated BB+ or lower by S&P.

         "Hold Order" has the meaning set forth on page [39] of this prospectus.

         "Initial Dividend Payment Date" means the first Dividend Payment Date for the Series F AMPS.

         "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for the Series F AMPS.

         "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

         "Inverse Floaters" means trust certificates or other instruments evidencing interests in one or more New York Municipal Bonds or Municipal Bonds that qualify as (i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity or (ii) Moody's Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that (a) such Inverse Floaters are rated by Moody's with the Investment Adviser having the capability to collapse (or relink) within seven days as a liquidity enhancement measure, and
(b) the issuer of such Inverse Floaters employs a leverage factor (i.e., the ratio of underlying capital appreciation bonds or other instruments to residual long term derivative instruments) of not more than 2:1.

         "Investment Adviser" means Fund Asset Management, L.P.

         "IRS" means the United States Internal Revenue Service.

         "LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

         "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction

Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

         "London Business Day" means any day on which commercial banks are generally open for business in London.

         "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

         "Mandatory Redemption Price" has the meaning set forth on page [36] of this prospectus.

         "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

         "Maximum Applicable Rate" has the meaning set forth on pages [39 to 40] of this prospectus.

         "Moody's" means Moody's Investors Service, Inc. or its successors.

         "Moody's Discount Factor" has the meaning set forth on pages [18 to 20] of the statement of additional information.

         "Moody's Eligible Assets" has the meaning set forth on pages [20 to 23] of the statement of additional information.

         "Moody's Hedging Transactions" has the meaning set forth on page [21] of the statement of additional information.

         "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

                    % Change in                          Moody's Volatility
                 Marginal Tax Rate                             Factor
               ---------------------                     ------------------
               <5%                                               292%
               -
               >5% but < 10%                                     313%
                       -
               >10% but < 15%                                    338%
                        -
               >15% but < 20%                                    364%
                        -
               >20% but < 25%                                    396%
                        -
               >25% but < 30%                                    432%
                        -
               >30% but < 35%                                    472%
                        -
               >35% but < 40%                                    520%
                        -

         Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

         "Municipal Bonds" has the meaning set forth on page [17] of this prospectus.

         "Municipal Index" has the meaning set forth on page [17] of the statement of additional information.

         "New York Municipal Bonds" has the meaning set forth on page [17] of this prospectus.

         "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         "1940 Act AMPS Asset Coverage" has the meaning set forth on page [35] of this prospectus.

         "1940 Act Cure Date" has the meaning set forth on page [35] of this prospectus.

         "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Non-Payment Period" has the meaning set forth on pages [7 to 8] of the statement of additional information.

         "Non-Payment Period Rate" has the meaning set forth on page [8] of the statement of additional information.

         "Normal Dividend Payment Date" has the meaning set forth on page [32] of this prospectus.

         "Notice of Revocation" has the meaning set forth on page [7] of the statement of additional information.

         "Notice of Special Dividend Period" has the meaning set forth on page [33] of this prospectus.

         "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.

         "Optional Redemption Price" has the meaning set forth on page [36] of this prospectus.

         "Order" has the meaning set forth on page [39] of this prospectus.

         "Other AMPS" means the Auction Market Preferred Stock, Series A, Auction Market Preferred Stock, Series B, Auction Market Preferred Stock, Series C, Auction Market Preferred Stock, Series D and Auction Market Preferred Stock, Series E with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

         "Other AMPS Articles Supplementary" means the Articles Supplementary, as amended and supplemented, of the Fund specifying the powers, preferences and rights of the shares of the Other AMPS.

         "Policy" means an insurance policy purchased by the Fund which guarantees the payment of principal and interest on specified Municipal Bonds during the period in which such Municipal Bonds are owned by the Fund; provided, however, that, as long as the AMPS are rated by Moody's and S&P, the Fund will not obtain any Policy unless Moody's and S&P advise the Fund in writing that the purchase of such Policy will not adversely affect their then-current rating on the AMPS.

         "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

         "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

         "Preferred stock" means preferred stock of the Fund and includes the AMPS.

         "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

         "Receivables for New York Municipal Bonds Sold" has the meaning set forth under the definition of S&P Discount Factor.

         "Receivables for New York Municipal Bonds and Municipal Bonds Sold" has the meaning set forth under the definition of Moody's Discount Factor.

         "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

         "Reference Rate" means: (i) with respect to a Dividend Period having 364 or fewer days, the higher of the applicable LIBOR Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, or (ii) with respect to any Dividend Period having 365 or more days, the applicable Treasury Index Rate.

         "Request for Special Dividend Period" has the meaning set forth on page [33] of this prospectus.

         "Response" has the meaning set forth on page [33] of this prospectus.

         "Retroactive Taxable Allocation" has the meaning set forth on page [34] of this prospectus.

         "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with the requirements of Rule 2a-7 thereunder.

         "S&P" means Standard & Poor's or its successors.

         "S&P Discount Factor" has the meaning set forth on pages [14 to 15] of the statement of additional information.

         "S&P Eligible Assets" has the meaning set forth on pages [15 to 18] of the statement of additional information.

         "S&P Hedging Transactions" has the meaning set forth on page [17] of the statement of additional information.

         "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

         "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

         "Series F AMPS" means the Auction Market Preferred Stock, Series F, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

         "7-Day Dividend Period" means a Dividend Period consisting of seven days.

         "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven) evenly divisible by seven, and not fewer than seven days nor more than 364 days.

         "Special Dividend Period" has the meaning set forth on page [33] of this prospectus.

         "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

         "Submission Deadline" has the meaning set forth on page [41] of this prospectus.

         "Submitted Bid" has the meaning set forth on page [42] of this prospectus.

         "Submitted Hold Order" has the meaning set forth on page [42] of this prospectus.

         "Submitted Order" has the meaning set forth on page [42] of this prospectus.

         "Submitted Sell Order" has the meaning set forth on page [42] of this prospectus.

         "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

         "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean an NRSRO or two NRSROs, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after obtaining the Fund's approval, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

         "Sufficient Clearing Bids" has the meaning set forth on page [42] of this prospectus.

         "Taxable Equivalent of the Short Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., Eastern time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., Eastern time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.

         "Treasury Bonds" means U.S. Treasury Bonds or Notes.

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

         "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

         "Valuation Date" has the meaning set forth on page [35] of this prospectus.

         "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

         "Winning Bid Rate" has the meaning set forth on page [42] of this prospectus.

------------------------------------------------------------------------------

                                  $45,000,000
                     MuniYield New York Insured Fund, Inc.
                    Auction Market Preferred Stock ("AMPS")
                            1,800 Shares, Series F
                   Liquidation Preference $25,000 per Share

                              -------------------

                                  PROSPECTUS

                              -------------------

                              Merrill Lynch & Co.

                                   [ ], 2005
                                                                       Code #

-----------------------------------------------------------------------------

                             Subject to Completion
      Preliminary Statement of Additional Information dated July 20, 2005

STATEMENT OF ADDITIONAL INFORMATION

                                  $45,000,000
                     MuniYield New York Insured Fund, Inc.
                    Auction Market Preferred Stock ("AMPS")
                            1,800 Shares, Series F
                   Liquidation Preference $25,000 per Share

                            ======================

         MuniYield New York Insured Fund, Inc. (the "Fund") is a non-diversified, closed-end fund. The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in a portfolio of long term municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances and after the investment period following this offering (not expected to exceed three months), the Fund invests, as a non-fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest in certain tax exempt securities classified as "private activity bonds," as discussed within, that may subject certain investors in the Fund to an alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

         Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.

         This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Fund which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 543-6217. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

                                    ---------------
                                  Merrill Lynch & Co.
                                    ---------------
      The date of this statement of additional information is [ ], 2005.


The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----


Investment Objective and Policies..............................................3
Investment Restrictions........................................................3
Description of AMPS............................................................5
The Auction...................................................................12
Rating Agency Guidelines......................................................13
Directors and Officers........................................................21
Investment Advisory and Management Arrangements...............................28
Portfolio Transactions........................................................34
Taxes     ....................................................................38
Net Asset Value...............................................................44
Financial Statements..........................................................45
APPENDIX A  Economic and Other Conditions In New York........................A-1
APPENDIX B  Description of Municipal Bond Ratings............................B-1
APPENDIX C  Municipal Bond Insurance.........................................C-1
APPENDIX D  Settlement Procedures............................................D-1
APPENDIX E  Auction Procedures...............................................E-1

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide shareholders with as high a level of current income exempt from Federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for Federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for Federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. Unless otherwise noted, the term "Municipal Bonds" also includes New York Municipal Bonds.

         The Fund's investment objective and its policy of investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act"). Under normal circumstances and after the investment period following the offering (not expected to exceed three months), the Fund invests as a non-fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. This is a non-fundamental policy and may be changed by the Fund's Board of Directors without stockholder approval; provided that stockholders are given at least 60 days' prior notice of any change as required by the 1940 Act. There can be no assurance that the Fund's investment objective will be realized.

         Reference is made to "Investment Objective and Policies" and "Other Investment Policies" in the prospectus for information regarding other types of securities that the Fund may invest in to achieve its objective.

                            INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock and outstanding shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS, Other AMPS and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

                  1. Make investments for the purpose of exercising control or management.

                  2. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Adviser or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter no more than 10% of the Fund's total assets would be invested in such securities.

                  3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

                  4. Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

                  5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

                  6. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

                  7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

                  8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

                  9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

         For purposes of investment restriction (4) above, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

         For purposes of investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

                  1. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

                  2. Change its policy of investing, under normal circumstances, at least 80% of the Fund's net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in New York Municipal Bonds and Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due, unless the Fund provides stockholders with at least 60 days' prior written notice of such change.

         If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

         The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer or in qualified publicly traded partnerships as defined in the Code and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

         The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                              DESCRIPTION OF AMPS

         Certain of the capitalized terms used herein not otherwise defined in this statement of additional information have the meaning provided in the Glossary at the back of the prospectus.

         The Series F AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the Series F AMPS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix E--"Auction Procedures."

         Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of the Series F AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix E--"Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

         When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights" in the prospectus. The shares of AMPS will not be convertible into shares of common stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the prospectus. See "Description of AMPS--Redemption" in the prospectus.

         The Fund also has outstanding five series of shares of Other AMPS with terms that are substantially the same as the terms of the shares of AMPS described herein and in the prospectus. Cede, the nominee of the Securities Depository, 55 Water Street, New York, New York 10041-0099, is the sole holder of record of the shares of Other AMPS. The Series F AMPS offered hereby rank on a parity with the Other AMPS with respect to dividends and liquidation preference.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described in the prospectus, The Bank of New York also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

         Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS, including the Other AMPS, with respect to the payment of dividends or upon liquidation.

         The following supplements the description of the terms of the shares of AMPS set forth in the prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this statement of additional information is a part.

Dividends

         General. The holders of shares of the Series F AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on New York Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax, and New York State and New York City personal income taxes, and to the extent they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax.
See "Taxes."

         Notification of Dividend Period. In determining whether the Fund should issue a Notice of Special Dividend for the AMPS, the Broker-Dealers will consider (i) existing short term and long term market rates and indices of such short term and long term rates, (ii) existing market supply and demand for short term and long term securities, (iii) existing yield curves for short term and long term securities comparable to the AMPS, (iv) industry and financial conditions that may affect the AMPS, (v) the investment objective of the Fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on the Valuation Date immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been segregated in an account at the Fund's custodian bank or on the books of the Fund by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause
(x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for the AMPS, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

         Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for any AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period."

         The Applicable Rate for each Dividend Period for shares of AMPS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.

         The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 300% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time by resolution or otherwise the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency or Substitute Rating Agencies, as the case may be, in lieu of Moody's or S&P, or both, in the event either or both of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then current ratings on the AMPS.

         Restrictions on Dividends and Other Payments. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS and shares of the Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid, and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

Asset Maintenance

         1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock, including the shares of AMPS and Other AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the prospectus and "--Redemption" below.

         AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary as of the last Business Day of each week (a "Valuation Date") to maintain S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the prospectus and "--Redemption" below. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date.

         The AMPS Basic Maintenance Amount as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS and Other AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS and Other AMPS outstanding to (but not including) the end of the current Dividend Period for the AMPS that follows such Valuation Date in the event the then current Dividend Period for the AMPS will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS and Other AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of current outstanding balances of any indebtedness that is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (F) the amount of the Fund's maximum potential

Additional Dividend liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(F) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund's portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i)(B) through (i)(G). For Moody's, the Fund shall include as a liability an amount calculated semi-annually equal to 150% of the estimated cost of obtaining other insurance guaranteeing the timely payment of interest on a Moody's Eligible Asset and principal thereof to maturity with respect to Moody's Eligible Assets that (i) are covered by a Policy which provides the Fund with the option to obtain such other insurance and (ii) are discounted by a Moody's Discount Factor determined by reference to the insurance claims-paying ability rating of the issuer of such Policy.

         The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the rating then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

         On or before the seventh Business Day in the case of Moody's and the next Business Day in the case of S&P after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to (i) deliver to Moody's a report with respect to the calculation of the AMPS Basic Maintenance Amount, the value of its portfolio holdings and the net asset value and market price of the Fund's common stock as of the date of such failure (an "AMPS Basic Maintenance Report") and (ii) send S&P an electronic notification of such failure. The Fund also will deliver an AMPS Basic Maintenance Report as of the 21st day of each month (or if such day is not a Business Day, as of the next succeeding Business Day) or as of the last Business Day of the month in which the Fund's fiscal year ends on or before the seventh Business Day after such day. Within ten Business Days after delivery of such report relating to the month in which the Fund's fiscal year ends, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such AMPS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund. The Fund will also (i) provide Moody's with an AMPS Basic Maintenance Report and (ii) send S&P an electronic notification, as of each Valuation Date on or before the seventh Business Day in the case of Moody's and the next Business Day in the case of S&P after such date when the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, fails to exceed the AMPS Basic Maintenance Amount by 10% or more. Also, on or before 5:00 p.m., Eastern time, on the first Business Day after shares of common stock are repurchased by the Fund, the Fund will complete and deliver to Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common stock is repurchased.

Redemption

         Mandatory Redemption. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS, Other AMPS and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS and other preferred stock that are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on a Business Day which is on or prior to 30 days after such Cure Date, the Fund will redeem those shares of AMPS that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

         Notice of Redemption. If shares of AMPS are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the redemption price, (iii) the aggregate number of shares of AMPS to be redeemed, (iv) the place or places where shares of AMPS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in the eastern and national editions of The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of AMPS, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

         If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the holders of AMPS to be redeemed and for payment to the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price in respect thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS so called for redemption may look only to the Fund for payment thereof.

         So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, including the Other AMPS, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

Voting Rights

         In connection with the election of the Fund's directors, holders of shares of AMPS, Other AMPS and any other preferred stock, voting separately as a single class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock, including Other AMPS, are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS, Other AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS, Other AMPS and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors that such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock, including Other AMPS, for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock, including Other AMPS, as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS, Other AMPS and any other preferred stock (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of shares of AMPS, Other AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

         The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, including Other AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred stock with respect to the payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other preferred stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of AMPS differently from those of a holder of shares of any other series of preferred stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS adversely affected and outstanding at such time (voting separately as a class). The Board of Directors, however, without stockholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Furthermore, the Board of Directors, without stockholder approval, may terminate compliance with the Moody's or S&P guidelines as discussed under "Rating Agency Guidelines" in the prospectus. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions of the Charter and By-laws" in the prospectus, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS and Other AMPS, entitled to be cast, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment policies and restrictions described as fundamental policies in the prospectus and under "Investment Restrictions." So long as any shares of AMPS are outstanding, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS and Other AMPS, voting together as a single class, will be required to approve any voluntary application by the Fund for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. The class vote of holders of shares of AMPS, Other AMPS and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of preferred stock pursuant to the Charter or the issuance of additional shares of any series of preferred stock (including AMPS and Other AMPS) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of the AMPS.

         Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the AMPS will be entitled as a series, to the exclusion of the holders of all other securities, including other preferred stock, common stock and other classes of capital stock of the Fund, to vote on matters affecting the AMPS that do not materially adversely affect any of the contract rights of holders of such other securities, including other preferred stock, common stock and other classes of capital stock, as expressly set forth in the Charter, and (ii) holders of outstanding shares of AMPS will not be entitled to vote on matters affecting any other preferred stock that do not materially adversely affect any of the contract rights of holders of the AMPS, as expressly set forth in the Charter.

         The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

Auction Agent Agreement

         The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining, or failing to ascertain, the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

         The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement at any time, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements

         The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

         For the six months ended April 30, 2005 and the fiscal years ended October 31, 2004, 2003 and 2002, Merrill Lynch, an affiliate of the Investment Adviser, earned $123,943, $253,691, $219,549 and $224,505, respectively, pursuant to its Broker-Dealer Agreement with the Fund.

Auction Procedures

         The Auction Procedures are set forth in Appendix E. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D.

                           RATING AGENCY GUIDELINES

S&P AAA Rating Guidelines

         The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for New York Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and New York Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of New York Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a New York Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular New York Municipal Bond will be determined by reference (a) to the rating by S&P, Moody's or Fitch on such New York Municipal Bond or (b) in the event the New York Municipal Bond is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such New York Municipal Bond and principal thereof at maturity, the S&P, Moody's or Fitch insurance claims-paying ability rating of the issuer of the Policy or (c) in the event the New York Municipal Bond is insured under an insurance policy that guarantees the timely payment of interest on such New York Municipal Bond and principal thereof at maturity, the S&P, Moody's or Fitch insurance claims-paying ability rating of the issuer of the insurance policy; provided, however, for purposes of determining the S&P Discount Factor applicable to New York Municipal Bonds not rated by S&P, the New York Municipal Bonds will carry an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such New York Municipal Bond is placed by a NRSRO, in accordance with the table set forth below:


                           S&P's Rating Category (1)
--------------------------------------------------------------------------------
AAA*(2)       AA*       A*        BBB*      BB*        B*       CCC*       NR**
--------------------------------------------------------------------------------
159.75%     162.75%   165.75%   168.75%   190.11%   210.11%    230.11%   235.00%

---------
*        S&P rating.
**       Not rated.
(1) For New York Municipal Bonds of any one issuer rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such New York Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.
(2)      For zero coupon New York Municipal Bonds, the S&P Discount Factor is
         441.80%.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term New York Municipal Bonds will be 115%, so long as such New York Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such New York Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such New York Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P and further provided that such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term New York Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for New York Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the New York Municipal Bonds sold, and (iv) no S&P Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for New York Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for New York Municipal Bonds sold as of or prior to such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term New York Municipal Bonds.

         The S&P guidelines require certain minimum issue size and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, New York Municipal Bonds must:

         (i) except for zero coupon New York Municipal Bonds rated AAA by S&P that mature in 30 years or less, be interest bearing and pay interest at least semi-annually;

         (ii)     be payable with respect to principal and interest in U.S.
                  dollars;

         (iii) not be subject to a covered call or covered put option written by the Fund;

         (iv) except for Inverse Floaters, not be part of a private placement; and

         (v) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, be part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P.

Notwithstanding the foregoing:

         (i) New York Municipal Bonds of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the fair market value of such New York Municipal Bonds does not exceed 25% of the aggregate fair market value of S&P Eligible Assets, except that New York Municipal Bonds falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the fair market value of such New York Municipal Bonds does not exceed 50% of the aggregate fair market value of S&P Eligible Assets. For purposes of the issue type category requirement described above, New York Municipal Bonds will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, electric, gas and combination issues (if the combination issue includes an electric issue), water and sewer utilities and combination issues (if the combination issue does not include an electric issue), irrigation, resource recovery, solid waste and other utilities, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the State of New York, the City of New York or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the State of New York or its political subdivisions;

         (ii) New York Municipal Bonds that are escrow bonds or defeased bonds may compose up to 100% of the aggregate fair market value of S&P Eligible Assets if such New York Municipal Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. New York Municipal Bonds may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated New York Municipal Bonds are limited to 50% of the aggregate fair market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such New York Municipal Bonds. The limitations on New York Municipal Bonds in clause (i) above and clauses (iii) and (iv) below are not applicable to escrow bonds, however, economically defeased bonds that are either initially rated or rerated by S&P or another NRSRO and assigned the same rating level as the issuer of the New York Municipal Bonds will remain in its original issue type category set forth in clause (1) above;

         (iii) New York Municipal Bonds that are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;

         (iv) New York Municipal Bonds rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such New York Municipal Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, High Yield Municipal Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and New York Municipal Bonds of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the fair market value of such New York Municipal Bonds does not exceed 5% of the aggregate fair market value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure is limited to 10% of the S&P Eligible Assets; and

         (v) New York Municipal Bonds not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets.

         The Fund may include Municipal Bonds other than New York Municipal Bonds as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS.

         As discussed in the prospectus, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

                  (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index,
         (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or
         (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

                  (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

                  (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or liquid assets in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

         For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

Moody's Aaa Rating Guidelines

         The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." Moody's Eligible Assets include cash, Receivables for New York Municipal Bonds and Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and New York Municipal Bonds or Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of New York Municipal Bonds and Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a New York Municipal Bond or Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular New York Municipal Bond or Municipal Bond will be determined by reference to (a) the rating by Moody's, S&P or Fitch on such New York Municipal Bond or Municipal Bond or (b) in the event the Moody's Eligible Asset is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other insurance guaranteeing the timely payment of interest on such Moody's Eligible Asset and principal thereof at maturity, the Moody's, S&P or Fitch insurance claims-paying ability rating of the issuer of the Policy or (c) in the event the Moody's Eligible Asset is insured under an insurance policy that guarantees the timely payment of interest on such Moody's Eligible Asset and principal thereof at maturity, the Moody's, S&P or Fitch insurance claims-paying ability rating of the issuer of the insurance policy, in accordance with the tables set forth below and on the following page:


                                Moody's Rating Category (1)
     ---------------------------------------------------------------------------------------
           Aaa              Aa               A                Baa               Other (2)
     -------------    -------------    -------------     -------------      ----------------
           151%            159%            160%               173%                 225%


(1) Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) New York Municipal Bonds and Municipal Bonds rated Ba1 to B3 by Moody's or, if not rated by Moody's, rated BB+ to B- by S&P or Fitch. In addition, New York Municipal Bonds and Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, will be included under "Other" in the table. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated New York Municipal Bonds and Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.


                                    Moody's Rating Category
     ---------------------------------------------------------------------------------------
               MIG-1, VMIG-1, P-1 (1)                           MIG-1, VMIG-1, P-1 (2)
     ---------------------------------------------------------------------------------------
                        100%                                              136%

-----------------
(1) Moody's rated New York Municipal Bonds or Municipal Bonds that have a maturity less than or equal to 49 days and New York Municipal Bonds or Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity less than or equal to 49 days.

(2) Moody's rated New York Municipal Bonds or Municipal Bonds that have a maturity greater than 49 days and New York Municipal Bonds or Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity greater than 49 days.

; provided, however, in the event a Moody's Discount Factor applicable to a Moody's Eligible Asset is determined by reference to an insurance claims-paying ability rating in accordance with clause (b) or (c), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (i) the percentage set forth in the foregoing table under the applicable rating category and (ii) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category.

         Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds and Municipal Bonds Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for New York Municipal Bonds and Municipal Bonds Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the New York Municipal Bonds and Municipal Bonds sold. "Receivables for New York Municipal Bonds and Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means the book value of receivables for New York Municipal Bonds and Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within 30 Business Days of such Valuation Date.

         The Moody's Discount Factor for Inverse Floaters shall be the product of (x) the percentage determined by reference to the rating on the security underlying such Inverse Floaters multiplied by (y) 1.25.

         The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.

         The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:



                        Minimum Issue Size ($     Maximum Underlying     Maximum Issue Type (%)    Maximum State Allowed
     Rating                   Millions)             Obligor (%) (1)              (1) (3)                (%) (1) (4)
--------------------------------------------------------------------------------------------------------------------------
      Aaa                         *                       100                      100                      100
       Aa                        10                       20                       60                       60
       A                         10                       10                       40                       40
      Baa                        10                        6                       20                       20
       Ba                        10                        4                       12                       12
       B                         10                        3                       12                       12
   Other (2)                     10                        2                       12                       12


-----------------
*    Not applicable.

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) New York Municipal Bonds and Municipal Bonds not rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser.
(3)   Does not apply to general obligation bonds.
(4) Does not apply to New York Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

         For purposes of the maximum underlying obligor requirement described above, any New York Municipal Bond or Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond. For purposes of the issue type concentration requirement described above, New York Municipal Bonds and Municipal Bonds will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than

10% of Moody's Eligible Assets consist of resource recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues.

         Current Moody's guidelines also require that New York Municipal Bonds and Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, are publicly rated B3 or higher by Moody's or, if not rated by Moody's, but rated by S&P or Fitch, are publicly rated at least B- by S&P or Fitch, or if not explicitly rated by Moody's, S&P or Fitch, be rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, not have suspended ratings by Moody's, if an Inverse Floater be explicitly rated by Moody's, and be part of an issue of New York Municipal Bonds and Municipal Bonds of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart above).

         When the Fund sells New York Municipal Bonds or Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Fund will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the ratings then assigned the AMPS by Moody's. When the Fund purchases a New York Municipal Bond or Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

         High Yield Municipal Bonds may comprise no more than 20% of Moody's Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated High Yield Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

         Inverse Floaters, including primary market and secondary market residual interest bonds, may constitute no more than 10% of Moody's Eligible Assets.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

         For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by 5% or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

         For so long as any shares of AMPS are rated by Moody's, the Fund will not engage in Bond Market Association Municipal Swap Index swap transactions ("BMA swap transactions"), buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in BMA swap transactions, purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                  (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having fair market value exceeding 50% of the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

                  (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

                  (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

                  (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

                  (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                  (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that the Fund may engage in an option or futures transaction so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objective and policies, in a security that is not an option or futures transaction, subject to the Investment Adviser periodically demonstrating to Moody's that said economic results are achieved, and
         (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase;

                  (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount; and

                  (viii) the Fund will not engage in BMA swap transactions with respect to more than 20% of the Fund's net assets; provided that the Fund's use of futures will proportionately decrease as the Fund's use of BMA swap transactions increases, and vice-versa.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of
(A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

         For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

                  (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

                  (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

                              ------------------

         For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (viii) engage in reverse repurchase agreements.

         For as long as the AMPS are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of AMPS by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- or higher, (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS, (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty, (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately, (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the AMPS Basic Maintenance Amount, and
(vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

                            DIRECTORS AND OFFICERS

         The Directors of the Fund consist of eight individuals, seven of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors" or "independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

         Each non-interested Director is a member of the Fund's Audit Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund's independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or relating to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund's independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management's responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the Fund's fiscal year ended October 31, 2004.

         Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. are members of the Fund's Nominating Committee (the "Nominating Committee"). The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of the Director made by Fund stockholders in such manner as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the Fund's fiscal year ended October 31, 2004.

Biographical Information

         Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers, L.P. ("MLIM") or their affiliates ("MLIM/FAM-advised funds") and other public directorships.



                                                                                     Number of
                                    Term of                                       MLIM/FAM-Advised
Name, Address*      Position(s)   Office** and                                       Funds and
  and Age of         Held with     Length of     Principal Occupation(s) During     Portfolios             Public
   Director          the Fund     Time Served          the Past Five Years           Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------
James H.             Director    Director        Director, The China Business     38 registered           None
Bodurtha                         since 1995      Group, Inc. since 1996 and       investment
(61) ***                         and             Executive Vice President         companies
                                 Co-Chairman     thereof from 1996 to 2003;       consisting of
                                 of the Board    Chairman of the Board,           55 portfolios
                                 since 2005      Berkshire Holding Corporation
                                                 since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to
                                                 1993.

Kenneth A. Froot     Director    Director        Professor, Harvard University,   38 registered          [None]
(48)                             since 2005      since 1992.                      investment
                                                                                  companies
                                                                                  consisting of
                                                                                  55 portfolios


Joe Grills           Director    Director        Member of the Committee of       38 registered           Kimco Realty
(70) ***                         since 2002      Investment of Employee Benefit   investment              Corporation
                                 and             Assets of the Association of     companies
                                 Co-Chairman     Financial Professionals          consisting of
                                 of the Board    ("CIEBA") since 1986; Member     55 portfolios
                                 since 2005      of CIEBA's Executive Committee
                                                 since 1988 and its Chairman
                                                 from 1991 to 1992; Assistant
                                                 Treasurer of International
                                                 Business Machines Corporation
                                                 ("IBM") and Chief Investment
                                                 Officer of IBM Retirement
                                                 Funds from 1986 to 1993;
                                                 Member of the Investment
                                                 Advisory Committee of the
                                                 State of New York Common
                                                 Retirement Fund since 1989;
                                                 Member of the Investment
                                                 Advisory Committee of the
                                                 Howard Hughes Medical
                                                 Institute from 1997 to 2000;
                                                 Director, Duke University
                                                 Management Company from 1992
                                                 to 2004, Vice Chairman thereof
                                                 from 1998 to 2004, and
                                                 Director Emeritus thereof
                                                 since 2004; Director, LaSalle
                                                 Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty
                                                 Corporation since 1997; Member
                                                 of the Investment Advisory
                                                 Committee of the Virginia
                                                 Retirement System



                                      22


                                                                                     Number of
                                    Term of                                       MLIM/FAM-Advised
Name, Address*      Position(s)   Office** and                                       Funds and
  and Age of         Held with     Length of     Principal Occupation(s) During     Portfolios             Public
   Director          the Fund     Time Served          the Past Five Years           Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------

                                                 since 1998, Vice Chairman
                                                 thereof from 2002 to
                                                 2005, and Chairman thereof
                                                 since 2005; Director,
                                                 Montpelier Foundation since
                                                 1998 and its Vice Chairman
                                                 since 2000; Member of the
                                                 Investment Committee of the
                                                 Woodberry Forest School since
                                                 2000; Member of the Investment
                                                 Committee of the National
                                                 Trust for Historic
                                                 Preservation since 2000.

Herbert I. London    Director    Director        John M. Olin professor of        38 registered           None
(66)                             since 1992      Humanities, New York             investment
                                                 University since 1993 and        companies
                                                 Professor thereof since 1980;    consisting of
                                                 President, Hudson Institute      55 portfolios
                                                 since 1997 and Trustee thereof
                                                 since 1980; Dean, Gallatin
                                                 Division of New York
                                                 University from 1976 to 1993;
                                                 Distinguished Fellow, Herman
                                                 Kahn Chair, Hudson Institute
                                                 from 1984 to 1985; Director,
                                                 Damon Corp. from 1991 to 1995;
                                                 Overseer, Center for Naval
                                                 Analyses from 1983 to 1993;
                                                 Limited Partner, Hypertech LP
                                                 since 1996.

Roberta Cooper       Director    Director        Shareholder, Modrall,            38 registered           None
Ramo  (62)****                   since 1999      Sperling, Roehl, Harris &        investment
                                                 Sisk, P.A. since 1993;           companies
                                                 President, American Bar          consisting of
                                                 Association from 1995 to 1996    55 portfolios
                                                 and Member of the Board of
                                                 Governors thereof from 1994 to
                                                 1997; Shareholder, Poole,
                                                 Kelly & Ramo, Attorneys at
                                                 Law, P.C. from 1977 to 1993;
                                                 Director, Coopers, Inc. since
                                                 1999; Director of ECMC Group
                                                 (service provider to students,
                                                 schools and lenders) since
                                                 2001; Director, United New
                                                 Mexico Bank (now Wells Fargo)
                                                 from 1983 to 1988; Director,
                                                 First National Bank of New
                                                 Mexico (now Wells Fargo) from
                                                 1975 to 1976.


                                      23


                                                                                     Number of
                                    Term of                                       MLIM/FAM-Advised
Name, Address*      Position(s)   Office** and                                       Funds and
  and Age of         Held with     Length of     Principal Occupation(s) During     Portfolios             Public
   Director          the Fund     Time Served          the Past Five Years           Overseen          Directorships
------------------------------------------------------------------------------------------------------------------------

Robert S.            Director    Director        Principal of STI Management      38 registered           None
Salomon, Jr. (68)                since 2002      (investment adviser) since       investment
                                                 1994; Chairman and CEO of        companies
                                                 Salomon Brothers Asset           consisting of
                                                 Management from 1992 until       55 portfolios
                                                 1995; Chairman of Salomon
                                                 Brothers equity mutual funds
                                                 from 1992 until 1995; regular
                                                 columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of
                                                 Stock Research and U.S. Equity
                                                 Strategist at Salomon Brothers
                                                 from 1975 until 1991; Trustee,
                                                 Commonfund from 1980 to 2001.


Stephen B.           Director    Director        Chairman of  Fernwood            39 registered           None
Swensrud (71)                    since 2002      Associates (investment           investment
                                                 adviser) since 1996;             companies
                                                 Principal, Fernwood Associates   consisting of
                                                 (financial consultants) since    56 portfolios
                                                 1975; Chairman of  R.P.P.
                                                 Corporation (manufacturing
                                                 company) since 1978; Director
                                                 of International Mobile
                                                 Communications, Incorporated
                                                 (telecommunications company),
                                                 since 1998.



-------------------
*    The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**   Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's By-Laws or Charter.
***  Co-Chair of the Audit Committee.
**** Chair of the Nominating Committee.

         Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.




                                                                                           Number of
                                    Term of                                             MLIM/FAM-Advised
                   Position(s)    Office** and                                             Funds and
 Name, Address*     Held with    Length of Time    Principal Occupation(s) During the     Portfolios          Public
    and Age         the Fund         Served                  Past Five Years               Overseen       Directorships
---------------------------------------------------------------------------------------------------------------------------
Robert C. Doll,   President      President and     President of MLIM/FAM advised        125 registered    None
Jr. (50)***       and Director   Director****      funds since 2005; President of       investment
                                 since 2005        MLIM and FAM since 2001; Co-Head     companies
                                                   (Americas Region) FAM and MLIM       consisting of
                                                   from 2000 to 2001 and Senior Vice    164 portfolio
                                                   President thereof from 1999 to
                                                   2001; Director of Princeton
                                                   Services, Inc. ("Princeton
                                                   Services") since 2001; President
                                                   of Princeton Administrators, L.P.
                                                   since 2001; Chief Investment
                                                   Officer of OppenheimerFunds, Inc.
                                                   in 1999 and Executive Vice
                                                   President thereof from 1991 to
                                                   1999.

Kenneth A.        Senior Vice    Senior Vice       Managing Director of MLIM since      38 registered     None
Jacob (53)        President      President since   2000; First Vice President of MLIM   investment
                                 2001              from 1997 to 2000; Vice President    companies
                                                   of MLIM from 1984 to 1997.           consisting of
                                                                                        50 portfolios

John M.           Senior Vice    Senior Vice       Managing Director of MLIM since      39 registered     None
Loffredo (41)     President      President since   2000; First Vice President of MLIM   investment
                                 2001              from 1997 to 2000; Vice President    companies
                                                   of MLIM from 1991 to 1997;           consisting of
                                                   Portfolio Manager with MLIM and      51 portfolios
                                                   FAM since 1997.

Timothy T.        Vice           Vice President    Vice President (Tax-Exempt Fixed     4 registered     None
Browse (50)       President      since 2004        Income) and portfolio manager with   investment
                  and                              the Tax-Exempt Fixed Income Group    companies
                  Portfolio                        of MLIM; Vice President, portfolio   consisting of
                  Manager                          manager and team leader of the       5 portfolios
                                                   Municipal Investments Team with
                                                   Lord Abbett & Co. from 2000 to
                                                   2003; Vice President and portfolio
                                                   manager in the municipal fund
                                                   management group of Eaton Vance
                                                   Management, Inc. from 1992 to 2000.



                                      25


                                                                                           Number of
                                    Term of                                             MLIM/FAM-Advised
                   Position(s)    Office** and                                             Funds and
 Name, Address*     Held with    Length of Time    Principal Occupation(s) During the     Portfolios          Public
    and Age         the Fund         Served                  Past Five Years               Overseen       Directorships
---------------------------------------------------------------------------------------------------------------------------

Donald C. Burke   Vice           Vice President    First Vice President of FAM and      127 registered    None
(45)              President      since 1993 and    MLIM since 1997 and Treasurer        investment
                  and Treasurer  Treasurer since   thereof since 1999; Senior Vice      companies
                                 1999              President and Treasurer of           consisting of
                                                   Princeton Services since 1999 and    166 portfolios
                                                   Director since 2004; Vice
                                                   President of FAM Distributors,
                                                   Inc. ("FAMD") since 1999; Vice
                                                   President of MLIM and FAM from
                                                   1990 to 1997; Director of Taxation
                                                   of MLIM from 1990 to 2001.

Jeffrey Hiller    Chief          Chief             Chief Compliance Officer of the      128 registered    None
(53)              Compliance     Compliance        MLIM/FAM-advised funds since 2004;   investment
                  Officer        Officer since     First Vice President and Chief       companies
                                 2004              Compliance Officer of MLIM since     consisting of
                                                   2004; Chief Compliance Officer of    167 portfolios
                                                   the IQ Funds since 2004; Global
                                                   Director of Compliance at Morgan
                                                   Stanley Investment Management from
                                                   2002 to 2004; Managing Director
                                                   and Global Director of Compliance
                                                   at Citigroup Asset Management from
                                                   2000 to 2002; Chief Compliance
                                                   Officer at Soros Fund Management
                                                   in 2000; and Chief Compliance
                                                   Officer at Prudential Financial
                                                   from 1995 to 2000; Senior Counsel
                                                   in the Securities and Exchange
                                                   Commission's Division of
                                                   Enforcement in Washington, D.C.
                                                   from 1990 to 1995.

Alice A.          Secretary      Secretary since   Director (Legal Advisory) of MLIM    125 registered    None
Pellegrino (45)                  2004              since 2002; Vice President of MLIM   investment
                                                   from 1999 to 2002; Attorney          companies
                                                   associated with MLIM since 1997;     consisting of
                                                   Secretary of FAM, MLIM, FAMD and     164 portfolios
                                                   Princeton Services since 2004.

--------------------------------
*    The address of Mr. Doll and each officer listed is P.O. Box 9011, Princeton, New Jersey
     08543-9011.
**   Elected by and serves at the pleasure of the Board of Directors of the Fund.
***  Mr. Doll is an "interested person," as defined in the 1940 Act, of the Fund based on his positions with MLIM, FAM, Princeton
     Services, and Princeton Administrators, L.P.
**** As a Director, Mr. Doll serves until his successor is elected and qualified or until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's By-Laws or
     Charter.


         In connection with the election of the Fund's Directors, holders of shares of AMPS, Other AMPS and other preferred stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors are elected by all holders of capital stock, voting as a single class. Mr. London and Mr. Salomon are the Directors elected by holders of preferred stock. See "Description of AMPS--Voting Rights."

Share Ownership

         Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2004 is set forth in the chart below.


                 Name              Aggregate Dollar Range of Equity in   Aggregate Dollar Range of Securities
                                                the Fund                   in Supervised Merrill Lynch Funds
-------------------------------   ------------------------------------   -------------------------------------
Interested Director:
      Robert C. Doll, Jr.                         None                               Over $100,000

Non-interested Directors:
      James H. Bodurtha                           None                               Over $100,000
      Kenneth A. Froot*                           None                                   None
      Joe Grills                                  None                               Over $100,000
      Herbert I. London                           None                               Over $100,000
      Roberta Cooper Ramo                         None                               Over $100,000
      Robert S. Salomon, Jr.                      None                               Over $100,000
      Stephen B. Swensrud                         None                             $50,001-$100,000


* Mr. Froot was elected as a Director of the Fund and certain other MLIM/FAM-advised funds effective on June 3, 2005.

         As of the date of this statement of additional information none of the Directors and officers of the Fund owned any outstanding shares of common stock or Other AMPS of the Fund. As of the date of this statement of additional information, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

         Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

         The Fund pays fees to each non-interested Director for service to the Fund. Each non-interested Director receives an aggregate annual retainer of $125,000 for his or her services to MLIM/FAM-advised funds, including the Fund. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on the relative net assets of each such fund.

         The following table sets forth the compensation paid by the Fund to the non-interested Directors for the Fund's fiscal year ended October 31, 2004, and the aggregate compensation paid to them from all registered MLIM/FAM-advised funds for the calendar year ended December 31, 2004.


                                                                                                 Aggregate
                                                                         Pension or          Compensation From
                                                                     Retirement Benefits      Fund and other
                                               Compensation From     Accrued as Part of      MLIM/FAM- Advised
                Name of Director                      Fund              Fund Expense             Funds***
---------------------------------------        ------------------    -------------------    -------------------
James H. Bodurtha*                                   $5,257                 None                   $250,000
Kenneth A. Froot**                                       -0-                None                         -0-
Joe Grills*                                          $5,257                 None                   $250,000
Herbert I. London                                    $4,676                 None                   $225,000
Roberta Cooper Ramo                                  $4,676                 None                   $225,000
Robert S. Salomon, Jr.                               $4,676                 None                   $225,000
Stephen B. Swensrud                                  $4,676                 None                   $231,000

--------------------------
*    Co-Chairman of the Audit Committee.
**    Mr. Froot was elected as a Director of the Fund and certain other
      MLIM/FAM-advised funds effective on June 3, 2005.
***   For the number of MLIM/FAM-advised funds from which each Director received compensation see table above under "--Biographical
      Information."




                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

         Fund Asset Management, L.P. (the "Investment Adviser"), which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of [ ], the Investment Adviser and its affiliates, including MLIM, had a total of approximately $[ ] billion in investment company and other portfolio assets under management, including approximately $[ ] billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         The Investment Advisory Agreement provides that, subject to the oversight of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to oversight by the Board of Directors.

         The portfolio manager primarily responsible for the Fund's day-to-day management is Timothy T. Browse, who became the Fund's portfolio manager in 2004. Mr. Browse has been a portfolio manager and Vice President (Tax-Exempt Fixed Income) of MLIM since 2003 and has over ten years of experience investing in Municipal Bonds. Prior to joining MLIM, Mr. Browse was a vice president, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

         For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets ("average weekly net assets" means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average weekly net assets.

         For the six months ended April 30, 2005 and the fiscal years ended October 31, 2004, 2003, and 2002, the fees paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement were $2,096,244, $4,174,910, $4,261,264 and $4,202,246, respectively.

         For the six months ended April 30, 2005 and the fiscal years ended October 31, 2004, 2003 and 2002, the Investment Adviser reimbursed the Fund $1,827, $4,248, $33,687 and $0, respectively.

         The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

         The table below shows the amounts paid by the Fund to State Street and to the Investment Adviser for accounting services for the periods indicated:



                                         Paid by the Fund to      Paid by the Fund to
Period:                                      State Street       the Investment Adviser
-------                                  -------------------    ----------------------
Six months ended April 30, 2005                 $ 115,883               $   8,920
Fiscal year ended October 31, 2004              $ 230,380               $ $16,087
Fiscal year ended October 31, 2003              $ 231,537               $  18,446
Fiscal year ended October 31, 2002              $ 230,978               $  27,880


         Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Board of Directors most recently approved the Investment Advisory Agreement on February 22, 2005 until its August 2005 meeting at which meeting its annual review of the Agreement will occur.

Activities of and Composition of the Board of Directors

         All but one member of the Board of Directors is an independent Director whose only affiliation with the Investment Adviser or other Merrill Lynch affiliates is as a Director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-Chairmen of the Board are also independent Directors. New Director nominees are chosen as nominees by a Nominating Committee of independent Directors. All independent Directors also are members of the Board's Audit Committee and the independent Directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent Directors attend all in-person Board and Audit Committee meetings and other meetings at the independent Directors' request.

Investment Advisory Agreement - Matters Considered by the Board

         Every year, the Board of Directors considers approval of the Fund's Investment Advisory Agreement and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

         At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, including fees associated with the Fund's auction market preferred stock; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

         The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed, and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involved the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

         In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, information relating to the status of the Fund's managed dividend program, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

         In connection with the most recent renewal of the Fund's Investment Advisory Agreement, the independent Directors' and Board's review included the following:

         The Investment Adviser's Services and Fund Performance. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches primary importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group after fees and expenses ranked in the fourth quartile for the one, three and five year periods ended October 31, 2003. The Board noted that after discussion regarding the Fund's performance the Investment Adviser changed portfolio managers in 2004. The Board concluded that the Fund's performance considered in the context of the other services provided by the Investment Adviser and the recent change in portfolio managers supported the continuation of the Investment Advisory Agreement.

         The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's tax-exempt fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, background and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Browse, the Fund's portfolio manager, has over ten years' experience investing in Municipal Bonds. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

         Management Fees and Other Expenses. The Board reviews the Fund's contractual management fee rate and actual management fee rate (including applicable fee waivers) as a percentage of total assets at common asset levels
- the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. The Board considers information regarding waivers provided by such other funds. It also compares the Fund's total expenses to those of other, comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, because the Investment Adviser advised the Board that it had no comparable investment mandates from its institutional clients. The Board noted that the Fund's contractual management fee rate was equal to the median, the Fund's actual management fee rate was slightly above the median, and its overall operating expenses were equal to the median of its comparable funds classified by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio was reasonable compared to those of other, comparable funds.

         Profitability. The Board of Directors considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

         Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed end structure and determined that no changes were currently necessary.

Conclusion

         After the independent Directors deliberated in executive session, the entire Board including all of the independent Directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Portfolio Manager Information

         The Fund is managed by Timothy T. Browse.

Other Funds and Accounts Managed by Portfolio Manager as of April 30, 2005


                                      Number of Other Accounts Managed      Number of Accounts and Assets for Which
                                         and Assets by Account Type            Advisory Fee is Performance-Based
                                   -------------------------------------    ---------------------------------------
                                                   Other                                      Other
                                   Registered      Pooled                   Registered        Pooled
 Name of Investment Adviser and    Investment    Investment      Other      Investment      Investment      Other
       Portfolio Manager           Companies      Vehicles      accounts    Companies        Vehicles      accounts
-------------------------------    ----------    ----------     --------    ----------      ----------     --------

Fund Asset Management L.P.
--------------------------
Timothy T. Browse

         Fund Ownership

         The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager(s) as of the date of this prospectus.

                  Portfolio Manager                     Dollar Range
                  ---------------------------     ------------------------
                  Timothy T. Browse

Portfolio Manager Compensation

         Portfolio Manager Compensation

         The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

         Compensation Program

         The elements of total compensation for MLIM and its affiliates portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

         Base Salary

         Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

         Performance-Based Compensation

         MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation.. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

         Cash Bonus

         Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

         Stock Bonus

         A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

         Other Compensation Programs

         Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

         Other Benefits

         Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

Code of Ethics

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

         The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis
- such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the

Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides management advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditors' history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's board of directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how the Fund voted proxies relating to securities held by the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (i) at www.mutualfunds.ml.com, and (ii) the Commission's website at www.sec.gov.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available on any particular transaction.

         Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

         The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

         The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

         Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Fund's Board of Directors has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Fund's Board of Directors will reconsider this matter from time to time.

         Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

         Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover

         Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and may have certain tax consequences for stockholders.

         For the six months ended April 30, 2005 and the fiscal years ended October 31, 2004 and 2003, the Fund's portfolio turnover rates were 15.64%, 19.91% and 51.89%, respectively.

                                     TAXES

         The Fund has elected to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, the Fund's distributions derived from income on tax exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

         The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Sidley Austin Brown & Wood llp, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

         The Fund will only purchase a Municipal Bond or Non-Municipal Tax-Exempt Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes (i.e., "tax-exempt") and is exempt from New York State and New York City personal income taxes, if applicable. The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations that pay interest which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

         The portion of exempt-interest dividends equal to the portion which the Fund's interest on New York Municipal Bonds bears to all of the Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund's tax-exempt interest that is not derived from New York Municipal Bonds, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the Fund will be subject to New York State corporate franchise and New York City corporation income tax.

         To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code or the reduced tax rates available to non-corporate shareholders. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options and swaps ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains that are taxed at ordinary income tax rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

         All or a portion of the Fund's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated for Federal income tax purposes as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The sale or exchange of AMPS could result in capital gain or loss to holders of AMPS who hold their shares as capital assets. Generally, a stockholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder.

         If you borrow money to buy the Fund's AMPS, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, the Fund's AMPS may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money. Stockholders should consult their own tax advisers regarding the impact of an investment in AMPS upon the deductibility of interest payable by the stockholder.

         The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the shares of AMPS and Other AMPS of each series. Accordingly, the Fund intends to designate dividends paid to the Series F AMPS and Other AMPS as tax exempt interest, capital gains or other taxable income, as applicable, in proportion to each series' share of total dividends paid during the year. The Fund may notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend, provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend prior to the applicable Dividend Payment Date. See "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" in the prospectus. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gain and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of common stock and shares of the series of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

         If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends--Additional Dividends" in the prospectus. The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

         In the opinion of Sidley Austin Brown & Wood llp, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax exempt income, net capital gain and other taxable income among shares of common stock and shares of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax exempt income, net capital gain and other taxable income, if any, among shares of common stock and shares of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Sidley Austin Brown & Wood llp has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Sidley Austin Brown & Wood llp represents only its best legal judgment and is not binding on the IRS or the courts.

         The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on PABs issued after August 7, 1986. PABs are bonds that, although tax exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such PABs and will report to stockholders at the close of the calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

         The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

         The Fund may engage in interest rate and credit default swaps. The Federal income tax rules governing the taxation of swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.

         Certain transactions entered into by the Fund are subject to complex Federal income tax provisions that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income. Operation of these tax rules could, therefore, affect the character, amount and timing of distributions and result in increased taxable distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

         The Fund's ability to distribute dividends exempt from Federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. The Fund will only purchase Municipal Bonds and Non-Municipal Tax Exempt Securities if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes, if applicable (the "tax exemption opinion").

         Events occurring after the date of issuance of the Municipal Bonds and Non-Municipal Tax Exempt Securities in which the Fund invests, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds or Non-Municipal Tax Exempt Securities generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

         In addition, the IRS has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the securities held by the Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation. If a Municipal Bond or Non-Municipal Tax Exempt Security in which the Fund invests is determined to pay taxable interest subsequent to the Fund's acquisition of such security, the IRS may demand that the Fund pay Federal income taxes on the affected interest income. If the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend to a holder of AMPS under these circumstances.

         If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" and in the prospectus. This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS--Redemption" herein and in the prospectus. There can be no assurance, however, that any such action would achieve such objectives.

         As noted above, the Fund must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Additional preferred stock that the Fund has authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion with regard to such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to Federal income tax, including the alternative minimum tax.

         Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on distributions paid by the Fund, unless it reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a stockholder's Federal income tax liability, provided that the required information is timely forwarded to the IRS.

         The Fund is generally not an appropriate investment for retirement plans, other entities that are not subject to tax and foreign stockholders.

State and Local Taxes

         The exemption from Federal income tax for exempt-interest dividends, and from Federal income tax and New York State and New York City personal income taxes for New York exempt-interest distributions derived from interest or gains on New York Municipal Bonds (if certain requirements are met), does not necessarily result in an exemption for such distributions under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

         In some states, the portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its stockholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                             CONFLICTS OF INTEREST

         The investment activities of the Investment Adviser, Merrill Lynch and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Investment Adviser has adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Investment Adviser that may give rise to such conflicts of interest.

         Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch's affiliates that are not service providers to the Fund engage in a broad range of activities over which the Investment Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. No assurance can be given that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

         Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

         The results of the Fund's investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that the Investment Adviser and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Investment Adviser and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with its management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

         In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

         The Investment Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the Securities and Exchange Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

         The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund's creditworthiness.

         It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

         It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch's activities may limit the Fund's flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

         The Investment Adviser, its affiliates, and its directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, each of the Fund and the Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

         The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

         Present and future activities of Merrill Lynch and its affiliates, including of the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

                                NET ASSET VALUE

         Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

         The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Directors. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value, unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors, including valuations furnished by a pricing service retained by the Fund, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

         The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

                             FINANCIAL STATEMENTS

         The Fund's audited financial statements for the fiscal year ended October 31, 2004, together with the report of ________________________
thereon, are incorporated in this statement of additional information by reference to its 2004 Annual Report. The Fund's unaudited financial statements for the six months ended April 30, 2005 are incorporated in this statement of additional information by reference to its 2005 Semi-Annual Report. You may request a copy of the Annual Report and the Semi-Annual Report at no charge by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

                                  APPENDIX A

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

         The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

         The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

         General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

         The Mayor is responsible for preparing the City's financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2005 through 2008 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on June 29, 2004 (the "June 2004 Financial Plan"), Modification No. 05-4 to the June 2004 Financial Plan and the financial plan for the 2006 through 2009 fiscal years submitted to the Control Board on July 6, 2005. Modification No. 05-4 and the financial plan for the 2006 through 2009 fiscal years are referred to herein as the "2005-2009 Financial Plan" or "Financial Plan." The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

         For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP. General Fund total revenues for the 2004 fiscal year were approximately $47.30 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2005 and 2006 fiscal years and budget gaps for each of the 2007 through 2009 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

         City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         2005-2009 Financial Plan. For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

         The City's expense and capital budgets for the 2005 fiscal year were adopted on June 25, 2004. The June 2004 Financial Plan was consistent with the City's expense and capital budgets as adopted for the 2005 fiscal year. The June 2004 Financial Plan projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP and gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006, 2007 and 2008, respectively.

         On July 6, 2005, the City submitted the Financial Plan to the Control Board. The Financial Plan relates to the City and certain entities that receive funds from the City and reflects changes as a result of the City's expense and capital budgets for the 2006 fiscal year which were adopted on June 30, 2005. The Financial Plan includes a modification to the June 2004 Financial Plan as subsequently modified by the financial plans submitted to the Control Board on October 21, 2004, February 2, 2005 and May 9, 2005 (the "May Financial Plan"). The Financial Plan projects revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program described below.

         The Financial Plan reflects increases in projected net revenues since the June 2004 Financial Plan totaling $3.6 billion, $2.2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively. Changes in projected revenues since the June 2004 Financial Plan include: (i) increases in projected net tax revenues of $3.5 billion, $2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively, resulting primarily from increases in personal income and business tax revenues, reflecting securities industry profits and an improving economy, and increases in mortgage recording, real property transfer and sales tax revenues; (ii) increases in non-tax revenues of $274 million, $121 million, $51 million and $45 million in fiscal years 2005 through 2008, respectively, primarily due to increased investment earnings; (iii) reduction in anticipated federal assistance of $50 million in fiscal year 2005; and (iv) the delay from fiscal year 2005 to fiscal year 2006 of the receipt from TSASC, Inc. ("TSASC") of $120 million tobacco settlement receivables ("TSRs") retained in the TSASC trapping account.

         The Financial Plan also reflects increases in projected net expenditures since the June 2004 Financial Plan totaling $577 million, $2.4 billion, $2.3 billion and $2.7 billion in fiscal years 2005 through 2008, respectively. Increases in projected expenditures since the June 2004 Financial Plan include: (i) increased Medicaid expenses of $184 million, $334 million, $508 million and $699 million in fiscal years 2005 through 2008, respectively; (ii) interest payments associated with the financing by the Hudson Yards Infrastructure Corporation ("HYIC"), a local development corporation created by the City, of the planned Hudson Yards development on the west side of Manhattan, of $6 million, $46 million, $95 million and $139 million in fiscal years 2005 through 2008, respectively; (iii) increased other debt service expenditures of $46 million in fiscal year 2008; (iv) increased pension and fringe benefit expenditures of $14 million, $711 million, $608 million and $514 million in fiscal years 2005 through 2008, respectively; (v) increased expenditures for education of $110 million in fiscal year 2005, $177 million in fiscal year 2006 and $116 million in each of fiscal years 2007 and 2008; (vi) increased agency spending of $114 million, $812 million, $333 million and $346 million in fiscal years 2005 through 2008, respectively;
(vii) increased expenses for the next round of collective bargaining of $100 million, $350 million and $625 million in fiscal years 2006 through 2008, respectively; and (viii) a reserve available to cover increased expenditures, primarily for uniformed employees, expected to result from the eventual conclusion of the 2002-2005 round of collective bargaining of $778 million, $357 million, $282 million and $230 million in fiscal years 2005 through 2008, respectively. Decreases in projected expenditures since the June 2004 Financial Plan include decreased other debt service expenditures of $169 million, $145 million and $7 million in fiscal years 2005 through 2007, respectively. Prior years' expenses have been reduced by $200 million in fiscal year 2005 and the General Reserve has been reduced in fiscal year 2005 by $260 million.

         The Financial Plan reflects a shortfall in anticipated State assistance by $201 million, $196 million, $94 million and $77 million in fiscal years 2005 through 2008, respectively. The Financial Plan also includes a tax reduction program that will reduce tax revenues by $221 million, $233 million and $92 million in fiscal years 2006 through 2008, respectively, primarily due to the proposed restoration of the local sales tax exemption on clothing and footware purchases under $110, which has been passed by the State legislature but has not yet been signed by the Governor.

         In addition, the Financial Plan sets forth gap-closing actions since the June Financial Plan to eliminate the previously projected gap for the 2006 fiscal year and to reduce projected gaps for fiscal years 2007 and 2008. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $402 million, $477 million, $318 million and $317 million in fiscal years 2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in fiscal years 2005 and 2006, respectively; (iii) $85 million in fiscal year 2005 from the lease with the Port Authority of New York and New Jersey for LaGuardia and John F. Kennedy International Airports and taxi medallion sales; and (iv) State actions of $23 million, $317 million, $375 million and $443 million in fiscal years 2005 through 2008, respectively, and additional federal actions of $50 million in fiscal year 2006, which require the approval of the federal government.

         The Financial Plan includes proposed discretionary transfers in fiscal year 2005 of $3.5 billion, reflecting early payment of debt service and other payments otherwise expected to be made in fiscal year 2006.

         The Financial Plan makes provisions for wage increases for all City employees other than uniformed employees for the 2002-2005 round of bargaining consistent with the settlement with District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37"). The Financial Plan provides a collective bargaining reserve sufficient to pay contract settlements for all uniformed employees consistent with the recent award to police represented by the Patrolmen's Benevolent Association ("PBA"), including the productivity offsets contained therein. Any labor settlement in excess of such amounts could result in substantial additional costs to the City. Each incremental 1% wage increase for the portion of the City's workforce which does not yet have settled contracts for the 2002-2005 round of bargaining would cost approximately $135 million annually. Any incremental increases could be retroactive to as far back as the prior contracts' expiration dates, the vast majority of which were before July 1, 2003 and many of which were during the 2002 calendar year. The Financial Plan provides for 1.25% wage increases annually for all City employees for the next round of collective bargaining. The City Comptroller and others have issued reports identifying various risks. (See "Certain Reports" within).

         Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the continuing effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Housing Corporation ("HHC") and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor, the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions have been questioned by the City Comptroller and other public officials. (See "Certain Reports" within).

         Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 255,302 on June 30, 2005 to an estimated level of 256,463 by June 30, 2009.

         Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City's cash flow or revenues.

         Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office ("IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

         On June 6, 2005, the City Comptroller released a report commenting on the Executive Budget for fiscal year 2006. The report stated that an extraordinary surge in revenues will enable the City to end fiscal year 2005 with an unprecedented surplus of $3.3 billion, but the Executive Budget would require all the surplus to be used to balance the fiscal year 2006 budget and, because extraordinary revenue growth is not expected to continue, large gaps appear in subsequent years of the Financial Plan.

         In his report, the City Comptroller identified net risks for fiscal years 2006 through 2009 which, when added to the projected results of the May Financial Plan, would result in gaps of $180 million, $4.6 billion, $4.8 billion and $4.6 billion in fiscal years 2006 through 2009, respectively. The risks and possible resources set forth in the City Comptroller's report include: (i) the possibility that tax revenues could be greater than projected in the May Financial Plan by $485 million and $375 million in fiscal years 2006 and 2007, respectively, and less than projected by $10 million and $405 million in fiscal years 2008 and 2009, respectively; (ii) additional costs of $455 million in fiscal year 2006 and $370 million in each of fiscal years 2007 through 2009 to fund retroactive wage increases that the City assumed would be offset by productivity gains; (iii) increased overtime expenditures of $175 million in fiscal year 2006 and $75 million in fiscal years 2007 through 2009; and (iv) possible increased City expenses for certain welfare services resulting from the State's implementation of a block grant program that consolidates funding for certain welfare services and reduces overall State support, creating risks of $35 million in fiscal year 2006 and $75 million in each of fiscal years 2007 through 2009.

         In addition to the risks identified in the report, the report identified additional issues with effects that are difficult to quantify. The report noted that the Executive Budget includes funding to support wage increases for teachers and uniformed employees patterned after the DC 37 agreement for civilian employees and noted that every percentage point over the DC 37 wage increase applied to teachers and uniformed employees would cost the City $145 million annually. The report stated that the recommendations of the City's Chief Actuary taken as a whole would reduce the City's projected pension costs by $764 million in fiscal year 2006, but that the Executive Budget includes costs of $325 million, reflecting the implementation of only some of those recommendations. The report noted that the Executive Budget estimates that the HHC will have an operating deficit of $578 million in fiscal year 2006, and the report stated that the financial condition of HHC may necessitate a City subsidy of at least $200 million in fiscal year 2006. The report stated that it is highly unlikely any of the increased education funding required by the State Supreme Court's opinion in the Campaign for Fiscal Equity litigation would impact the City's budget in fiscal year 2006, but that it could have an impact in fiscal year 2007 and may require significant additional City funding for education.

         The report also forecasted strong economic growth in the City in 2005, with 30,000 new jobs, followed by job growth averaging 27,000 new jobs in the years 2006 through 2009, which, the report noted, are 10,000 fewer jobs in 2005 and 3,000 fewer jobs per year in each of 2006 through 2009 than estimated by the City's Office of Management and Budget ("OMB") in the Executive Budget. The report estimated the City's Gross City Product will grow by 3.3 percent in 2005, 2.9 percent in 2006, 2.7 percent in 2007 and 2.4 percent in each of the years 2008 and 2009, which the report compared to the
2.6 percent in 2005, 1.7 percent in 2006, 0.6 percent in 2007, 3.9 percent in 2008 and 4.0 percent in 2009 estimated by OMB in the Executive Budget.

         On June 7, 2005, the staff of OSDC issued a report reviewing the May Financial Plan. The report stated that the City projects a record surplus of $3.3 billion because of a surge in tax revenues and that the City plans to use the entire surplus to balance the fiscal year 2006 budget, even though the City projects a $4.5 billion budget gap for fiscal year 2007.

         The risks to the May Financial Plan identified in the report include:
(i) possible increased spending for uniformed agency overtime of $50 million in each of fiscal years 2006 through 2009; and (ii) possible failure to receive $50 million of federal assistance in fiscal year 2006. The report noted that such risks could be offset by possible additional revenues of $100 million, $400 million, and $200 million from taxes in fiscal years 2005, 2006 and 2007, respectively. These risks and offsets, when added to the results projects in the May Financial Plan, would increase the fiscal year 2005 surplus by $100 million, produce a surplus of $300 million in fiscal year 2006 and result in gaps of $4.3 billion, $4.3 billion and $3.8 billion in fiscal years 2007 through 2009, respectively.

         In addition, the report identified other issues which could have a significant impact on the City, including the possibility of substantial payments for wage increases, various possible effects of changes in assumptions and methodologies used to calculate pension contributions and possible increased funding for education. The report identified the completion of the current round of collective bargaining as the largest near-term budget risk and estimated that wage increases at the inflation rate for uniformed employees and teachers for the 2002-2005 contract period would cost about $1 billion more than the City set aside through fiscal year 2005, and an additional $900 million annually thereafter. The report also stated that although the City has established a reserve for the next round of collective bargaining, wage increases at the projected inflation rate for all employees in the next contract period, without offsetting productivity savings, would exceed the City's reserve for this purpose in fiscal years 2006 through 2009 by $180 million, $510 million, $800 million and $1.1 billion, respectively. The report noted that the May Financial Plan incorporates the recommendations of an independent actuarial consultant and other technical reestimates, which increase planned pension contributions by $141 million, $862 million and $718 million in fiscal years 2005 through 2007, respectively, and about $450 million annually thereafter, but does not incorporate the possible effects of changes in methodologies recommended by the City's Chief Actuary and submitted for approval by the boards of the five actuarial pension funds which, if approved before June 30, 2005, could result in pension contributions lower than anticipated in the May Financial Plan by $190 million, $640 million and $490 million in fiscal years 2005 through 2007, respectively, but higher by $20 million in fiscal year 2008 and $200 million in fiscal year 2009. Elements of these recommendations would also require State approval. With respect to the possibility of increased funding for education, the report noted that the trial court hearing a challenge to the State education distribution formula recommended that the State implement a funding plan that would phase in an increase of $5.6 billion in funding for the City schools over a four-year period beginning next year as well as provide for an additional $9.2 billion over a five year period for capital projects for City schools. Although the State has filed a notice of appeal, if the Court of Appeals upholds the ruling, and if the State Legislature requires the City to contribute 40 percent of the cost of the settlement as recommended by the Governor, the report estimated that City education costs could increase by as much as $564 million in fiscal year 2007, $1.0 billion in fiscal year 2008, $1.7 billion in fiscal year 2009 and $2.2 billion in fiscal year 2010.

         The report's comments on revenue and expenditure trends included a review of several years' current-year operating results, without regard to the transfer of surplus resources from prior years. The report noted that although the May Financial Plan projects a balanced budget for fiscal year 2006, the use of the $3.3 billion surplus from fiscal 2005 to achieve this result indicates that the City is on track to end fiscal year 2006 with a current-year operating deficit of $3.3 billion without taking account of discretionary transfers, and that although this deficit will narrow as the City takes actions to help balance the fiscal 2007 budget, the City is unlikely to generate a current year operating surplus in fiscal year 2006. The report compared that projection to recent current-year operating results, which included deficits of $2.6 billion and $795 million in fiscal years 2002 and 2003, respectively, a surplus of $511 million in fiscal year 2004 and an expected surplus of $1.3 billion in fiscal year 2005.

         The report noted that inflation and interest rates are major factors that will continue to determine whether economic growth in the City can be sustained, and that other risks to the City's economy include high oil prices, high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the dollar.

         On June 9, 2005, the staff of the Control Board issued a report on fiscal year 2005, examining in detail the changes in the City's budget during fiscal year 2005 through the May Financial Plan. The report attributed the City's then-projected $3.3 billion surplus largely to tax revenues having increased beyond expectation during fiscal year 2005, the City's success in containing overall fiscal 2005 expenses and the receipt of $1.9 billion on non-recurring resources. The Control Board staff is expected to issue its report on the Financial Plan in July.

         On May 19, 2005, the IBO released a report analyzing the Mayor's Executive Budget for fiscal year 2006 and reviewing expected fiscal year 2005 results and the May Financial Plan. In this report, the IBO expects the City to end the 2005 fiscal year with a surplus of $3.3 billion, and expects fiscal year 2006 to close with a surplus of $280 million. The IBO report states that growth of the City economy may slow in fiscal year 2006 and that, as a result, tax collections may not exceed expectations to the extent they have in previous years, making it less likely that the projected fiscal year 2007 gap will be addressed through a sizable surplus from fiscal year 2006. The IBO report projects that gaps will be less than projected in the May Financial Plan by $19 million, $246 million and $451 million in fiscal years 2007, 2008 and 2009, respectively. The IBO report identifies the terms of future labor agreements with the teachers, police, fire, sanitation, and correction officers unions, whose members are currently working without contracts, and other municipal unions, as an uncertainty in the Executive Budget and May Financial Plan. The report also identifies the resolution of the Campaign for Fiscal Equity litigation as an uncertainty which is unlikely to be settled until at least next year.

         Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2004, 2003 and 2002, and $750 million of short term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years. The Financial Plan reflects the issuance of $1.5 billion of short-term obligations during fiscal year 2006 to satisfy the City's seasonal financing needs.

         Outstanding Indebtedness. As of March 31, 2005, the City had approximately $32.355 billion of outstanding net long term debt.

         Water, Sewer and Waste. The City's financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's ten year capital strategy applicable to the City's water and sewer system covering fiscal years 2006 through 2015, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $15.6 billion. The City's capital commitment plan for fiscal years 2005 through 2009 reflects total anticipated City-funded water and sewer commitments of $9.8 billion which are expected to be financed with the proceeds of Water Authority debt.

         Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2004 amounted to approximately $4.4 billion.

New York State

         The New York Economy. The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total New York nonfarm employment is projected to grow at 1.0 percent in 2005, with private sector job growth of
1.3 percent projected for the current year. The continued strengthening of New York economy will help support the housing market in 2005, though the torrid pace of growth in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York, and accounts for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the fourth largest when measured by income share. New York City is the nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

         Recent Events. The State ended its 2004-2005 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.2 billion. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. The State has released its Annual Information Statement, dated May 4, 2005 (the "Annual Information Statement"), which reflects the Enacted Budget Financial Plan for the 2005-2006 fiscal year ("Enacted Budget") based on the budget bills and chapter amendments enacted through April 12, 2005. The Governor's Executive Budget presented a balanced General Fund financial plan that eliminated a projected budget gap of $4.2 billion with a closing balance in the General Fund of $1.8 billion, and projected gaps of $2.5 billion in fiscal year 2006-2007 and $2.5 billion in fiscal year 2007-2008, assuming all the Executive Budget savings proposals were enacted. The Enacted Budget is also balanced, identifying $1.4 billion in new General Fund resources to fund $1.4 billion in net additions, approving roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations, and projecting a closing fund balance in the General Fund of $1.8 billion, and gaps of approximately $3.2 billion in fiscal year 2006-2007 and $4.1 billion in fiscal year 2007-2008.

         The Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including
(a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive Budget.

         Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") has stated that its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

         The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act ("HCRA") programs in 2005-2006. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

         The Financial Plan projections assume that Video Lottery Terminal ("VLT") revenues will be used to continue to finance the State's new "sound basic education" ("SBE") aid formula. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

         As of the close of 2004-2005, DOB projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund ("TSRF"), $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the TSRF from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent. The TSRF has reached its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

         Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts or disbursements.

         In addition, the State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is the Campaign for Fiscal Equity v. State of New York, in which the New York State Court of Appeals held that, with respect to education in New York City, the State was not in compliance with a State constitutional mandate requiring the provision of a sound basic education to children. The court directed that by July 30, 2004, the State must have determined the actual cost of providing a sound basic education in the City and enacted appropriate reforms. The State did not implement a compliance plan by the deadline, and on August 3, 2004 the State Supreme Court issued an order appointing a three member panel to report on the measures taken by the State to bring the State's funding mechanism into Constitutional compliance and to identify the areas, if any, in which such compliance is lacking. The panel's report was released on November 30, 2004. It recommends additional operational funding of $5.63 billion per year for education in the City, phased in over four years beginning with $1.41 billion in fiscal year 2006, and additional spending on capital improvements for education in the City, over five years, of $9.179 billion. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide the additional funding for New York City schools recommended in the panel's report. The State appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay. The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes the SBE program, financed with VLT revenues, that will distribute aid through a formula that benefits high-need districts, and is part of the State's effort to comply with the State Court of Appeal's decision in Campaign for Fiscal Equity v. State of New York.

         The federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

         In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

Prior Fiscal Years.

         The DOB reported a 2004-2005 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

         The General Fund ended the 2004-2005 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (after an $78 million deposit at the close of 2004-2005), $21 million in the Contingency Reserve Fund ("CRF") and $325 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items." The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in the new fiscal stability reserve fund.

         General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-2005, an increase of $1.4 billion from 2003-2004 results. Tax receipts, excluding the impact of the tax reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-2004.

         General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-2005, an increase of $1.6 billion from 2003-2004. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

         The DOB reported a 2003-2004 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

         The General Fund ended the 2003-2004 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-2004), $21 million in the CRF and $262 million in the CPF, which pays primarily for legislative "member items." The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-2004 fiscal year.

         The State ended the 2002-2003 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF. The closing balance excluded $627 million on deposit in the refund reserve account at the end of the 2002-2003 fiscal year. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

         General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-2003, a decrease of $2.3 billion from the forecast set forth in the revised 2002-2003 Financial Plan dated February 28, 2003 (the "February Financial Plan"). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-2003 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-2003 (a decrease of $1.7 billion or 4 percent from 2001-2002 results).

         State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2003-04 fiscal year. There were 2,835 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

         As of March 31, 2004, 641,721 persons were members and 328,355 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

         Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2004 were $120.8 billion (including $1.4 billion in receivables), an increase of $23.4 billion or 24.1 percent from the 2002-2003 level of $97.4 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $130.5 billion on April 1, 2003 to $140.2 billion (including $52.8 billion for current retirees and beneficiaries) on April 1, 2004. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2004 in that amortized cost was used instead of market value for bonds and mortgages. Actuarial assets increased from $106.7 billion on April 1, 2003 to $117.5 billion on April 1, 2004.

         Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

         The legislation also imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed on the State's ability to issue deficit notes.

         The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

         Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its resolution authorizing such bonds to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by the City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

         Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as "State-supported debt" and "State-related debt." "State-supported debt" includes general obligation debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to annual appropriations made by the State Legislature. "State-related debt" includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         As of March 31, 2005, the total amount of outstanding general obligation debt was $3.7 billion.

         The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

         The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

         Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to caps of 1.98 percent for each. The Annual Information Statement states that DOB projects that debt outstanding and debt service costs for the 2004-2005 fiscal year and the entire five-year forecast period will also be within the statutory caps.

         Public Authorities -- General. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

         Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

         The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. (See "Special Considerations" within).

         Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-2006 fiscal year or thereafter.

         Grants to Local Governments. Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $31.4 billion in 2005-2006, an increase of $1.4 billion (4.8 percent) from the current year. Growth in school aid ($864 million) and CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification.

                                  APPENDIX B

                     DESCRIPTION OF MUNICIPAL BOND RATINGS


Description of Moody's Municipal Bond Ratings

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's Municipal Short-Term Debt Ratings

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's U.S. Municipal Demand Obligation Ratings

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Description of Moody's Short-Term Ratings

         Moody's Commercial Paper ratings are opinions of the ability of issuers to honor short-term financial obligations not having an original maturity in excess of thirteen months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Debt Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

         The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The issue credit ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.  Nature of and provisions of the obligation;

         III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Long Term Issue Credit Ratings

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB          An obligation rated "BB," "B," "CCC," "CC" and "C" are
B           regarded as having significant speculative characteristics.
CCC         "BB" indicates the least degree of speculation and "C" the
CC          highest degree of speculation. While such debt will likely
C           have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Short-Term Issue Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         A short-term issue credit rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

         --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Description of Fitch's Speculative Grade Bond Ratings

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C           Bonds are in imminent default in payment of interest or principal.

D           Bonds are in default on interest and/or principal payments. Such
DD          bonds are extremely speculative and should be valued on the basis
DDD         of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short Term Ratings

         Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

         The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

NR          Indicates that Fitch does not rate the specific issue.

Conditional A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended   A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn   A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert  Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade,

            "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                                  APPENDIX C

                           MUNICIPAL BOND INSURANCE

         Set forth below is further information with respect to the insurance policies (the "Policies") that MuniYield New York Insured Fund, Inc. (the "Fund") may obtain from several insurance companies with respect to insured Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

         In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

         The Policies do not guarantee the market value of the insured Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all Municipal Bonds in a Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

         The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

         An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

         An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

         The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                  APPENDIX D

                             SETTLEMENT PROCEDURES

         The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the Glossary in the prospectus or this Appendix D hereto, as the case may be.

                  (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

                           (i) the Applicable Rate fixed for the next
                  succeeding Dividend Period;

                           (ii) whether Sufficient Clearing Bids existed for
                  the determination of the Applicable Rate;

                           (iii) if such Broker-Dealer (a "Seller's
                  Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

                           (iv) if such Broker-Dealer (a "Buyer's
                  Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

                           (v) if the aggregate number of shares of AMPS to be
                  sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

                           (vi) if the aggregate number of shares of AMPS to
                  be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

                           (vii) the Auction Date of the next succeeding
                  Auction with respect to the AMPS.

                  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

                           (i) in the case of a Broker-Dealer that is a
                  Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

                           (ii) in the case of a Broker-Dealer that is a
                  Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

                           (iii) advise each Beneficial Owner on whose behalf
                  such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

                           (iv) advise each Beneficial Owner on whose behalf
                  such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

                           (v) advise each Potential Beneficial Owner on whose
                  behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

                  (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

                  (d) On each Auction Date:

                           (i) each Potential Beneficial Owner and Beneficial
                  Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

                           (ii) each Seller's Broker-Dealer which is not an
                  Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

                           (iii) each Buyer's Broker-Dealer which is not an
                  Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

                  (e) On the day after the Auction Date:

                           (i) each Bidder's Agent Member referred to in
                  (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

                           (ii) each Seller's Broker-Dealer or its Agent
                  Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

                           (iii) each Buyer's Broker-Dealer or its Agent
                  Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

                  (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                  APPENDIX E

                              AUCTION PROCEDURES

         The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the prospectus or in the Glossary in the prospectus. Nothing contained in this Appendix E constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

Paragraph 10(a) Certain Definitions.

         As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

                           (i) "AMPS" shall mean the shares of AMPS being
                  auctioned pursuant to this Paragraph 10.

                           (ii) "Auction Date" shall mean the first Business
                  Day preceding the first day of a Dividend Period.

                           (iii) "Available AMPS" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

                           (iv) "Bid" shall have the meaning specified in
                  Paragraph 10(b)(i) below.

                           (v) "Bidder" shall have the meaning specified in
                  Paragraph 10(b)(i) below.

                           (vi) "Hold Order" shall have the meaning specified
                  in Paragraph 10(b)(i) below.

                           (vii) "Maximum Applicable Rate" for any Dividend
                  Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:


                                      Applicable
          Credit Ratings              Percentage           Applicable            Applicable           Applicable
-------------------------------      of Reference          Percentage            Spread Over          Spread Over
                                        Rate--No           of Reference       Reference Rate--No       Reference
   Moody's              S&P          Notification       Rate--Notification       Notification      Rate--Notification
------------      -------------      ------------       ------------------    ------------------   ------------------
     Aaa                AAA              110%                 125%                 1.10%                1.25%
 Aa3 to Aa1         AA- to AA+           125%                 150%                 1.25%                1.50%
  A3 to A1           A- to A+            150%                 200%                 1.50%                2.00%
Baa3 to Baa1       BBB- to BBB+          175%                 250%                 1.75%                2.50%
 Below Baa3         Below BBB-           200%                 300%                 2.00%                3.00%


         The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. Subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," the Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the

AMPS. If either S&P or Moody's shall not make such a rating available or if neither S&P nor Moody's shall make such a rating available, subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after obtaining the Fund's approval, shall select a NRSRO or two NRSROs to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

                           (viii) "Order" shall have the meaning specified in
                  Paragraph 10(b)(i) below.

                           (ix) "Sell Order" shall have the meaning specified
                  in Paragraph 10(b)(i) below.

                           (x) "Submission Deadline" shall mean 1:00 p.m.,
                  Eastern time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

                           (xi) "Submitted Bid" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

                           (xii) "Submitted Hold Order" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

                           (xiii) "Submitted Order" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

                           (xiv) "Submitted Sell Order" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

                           (xv) "Sufficient Clearing Bids" shall have the
                  meaning specified in Paragraph 10(d)(i) below.

                           (xvi) "Winning Bid Rate" shall have the meaning
                  specified in Paragraph 10(d)(i) below.

Paragraph 10(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders And Potential Holders.

         (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

                  (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                           (1) the number of outstanding shares, if any, of
                  AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                           (2) the number of outstanding shares, if any, of
                  AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                           (3) the number of outstanding shares, if any, of
                  AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                  (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

                  (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                           (1) the number of outstanding shares of AMPS
                  specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                           (2) such number or a lesser number of outstanding
                  shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                           (3) a lesser number of outstanding shares of AMPS
                  to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                  (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                           (1) the number of outstanding shares of AMPS
                  specified in such Sell Order, or

                           (2) such number or a lesser number of outstanding
                  shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                  (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                           (1) the number of outstanding shares of AMPS
                  specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                           (2) such number or a lesser number of outstanding
                  shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

Paragraph 10(c) Submission of Orders by Broker-Dealers to Auction Agent.

         (i) Each Broker-Dealer shall submit in writing or through a mutually acceptable electronic means to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

                  (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

                  (C) to the extent that such Bidder is an Existing Holder

                           (1) the number of outstanding shares, if any, of
                  AMPS subject to any Hold Order placed by such Existing
                  Holder;

                           (2) the number of outstanding shares, if any, of
                  AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                           (3) the number of outstanding shares, if any, of
                  AMPS subject to any Sell Order placed by such Existing Holder; and

                  (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

         (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

         (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

                  (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

                  (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                  (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

         (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

         (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

Paragraph 10(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

         (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

                  (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

                  (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                           (1) the number of outstanding shares of AMPS that
                  are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                           (2) the number of outstanding shares of AMPS that
                  are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

                  (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                           (1) each Submitted Bid from Existing Holders
                  specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                           (2) each Submitted Bid from Potential Holders
                  specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

         (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                  (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

                  (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

                  (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 60% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

Paragraph 10(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

         Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                  (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                           (A) the Submitted Sell Orders of Existing Holders
                  shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

                           (B) the Submitted Bid of each of the Existing
                  Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

                           (C) the Submitted Bid of each of the Potential
                  Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

                           (D) the Submitted Bid of each of the Existing
                  Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                           (E) the Submitted Bid of each of the Potential
                  Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

                  (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                           (A) the Submitted Bid of each Existing Holder
                  specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

                           (B) the Submitted Bid of each Potential Holder
                  specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

                           (C) the Submitted Bids of each Existing Holder
                  specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between
                  (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

                  (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

                  (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

                  (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

Paragraph 10(f) Miscellaneous.

         The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any person other than the Fund. All of the outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                           PART C. OTHER INFORMATION

Item 25.  Financial Statements And Exhibits.

  (1)        Financial Statements

  Part       Financial Highlights for each of the fiscal years in the
  A:         ten-year period ended October 31, 2004 and the six months ended
             April 30, 2005.

  Part       Schedule of Investments of the Fund as of October 31, 2004.*
  B:
             Statement of Net Assets of the Fund as of October 31, 2004.*

             Statement of Operations of the Fund for the fiscal year ended October 31, 2004.*

             Statements of Changes in Net Assets of the Fund for the fiscal years ended October 31, 2003 and October 31, 2004.*

             Financial Highlights for each of the fiscal years in the five-year period ended October 31, 2004.*

             Report of Independent Registered Public Accounting Firm.*

             Statement of Investments of the Fund as of April 30, 2005**

             Statement of Net Assets of the Fund as of April 30, 2005**

             Statement of Operations of the Fund for the six months ended April 30, 2005**

             Statement of Changes in Net Assets of the Fund for the six months ended April 30, 2005**

             Financial Highlights of the Fund for the six months ended April 30, 2005 and each of the fiscal years in the five-year period ended October 31, 2005**

 ----------
      * Incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 2004 filed with the Securities and Exchange Commission ("Commission") on December 28, 2004 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").
      ** Incorporated by reference to the Registrant's Semi-Annual Report to Stockholders for the six month period ended April 30, 2005 filed with the Commission on June 30, 2005 pursuant to Rule 30b2-1 under the 1940 Act.


Exhibits    Description
--------    -----------

  (a)(1)    Articles of Incorporation of the Registrant.(a)
  (a)(2) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 7, 1992.(a)
  (a)(3)    Articles of Transfer.
  (a)(4) Articles Supplementary creating Registrant's Series A and Series B Auction Market Preferred Stock (the "Series A AMPS" and "Series B AMPS", respectively).(a)
  (a)(5) Articles Supplementary creating additional Series A AMPS and Series B AMPS.
  (a)(6) Articles of Amendment to Articles Supplementary creating Registrant's Series A AMPS and Series B AMPS, dated November 30, 1994.
  (a)(7) Form of Articles Supplementary creating Registrant's Series C, Series D and Series E Auction

            Market Preferred Stock (the "Series C AMPS", "Series D AMPS"
            and "Series E AMPS", respectively, and collectively with the Series A AMPS and Series B AMPS, the "Other AMPS"). (b)
  (a)(8)    Articles of Amendment to Articles Supplementary creating
            Other AMPS, dated July 13, 2005.
  (a)(9)    Form of Articles Supplementary creating Series F Auction
            Market Preferred Stock (the "AMPS"). (b) By-laws of the Registrant. (a)
  (c)       Not applicable.
  (d)(1)    Portions of the Articles of Incorporation, By-laws and
            Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant. (c)
  (d)(2)    Form of specimen certificate for the AMPS of the Registrant.
            (e) Form of Automatic Dividend Reinvestment Plan.
  (f)       Not applicable.
  (g)(1)    Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). (a)
  (h)(1)    Form of Purchase Agreement between the Registrant and
            Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the AMPS.
  (h)(2)    Form of Merrill Lynch Standard Dealer Agreement.(d)
  (i)       Not applicable.
  (j)       Form of Custodian Agreement between the Registrant and The
            Bank of New York ("BONY"). (e)
  (k)(l)    Form of Registrar, Transfer Agency, Dividend Disbursing
            Agency and Shareholder Servicing Agency Agreement between
            the Registrant and BONY.
  (k)(2)    Form of Administrative Services Agreement between the
            Registrant and State Street Bank & Trust Company. (f)
  (k)(4)    Form of Auction Agent Agreement between the Registrant and
            The Bank of New York.
  (k)(5)    Form of Broker-Dealer Agreement.
  (k)(6)    Form of Letter of Representations.
  (l)       Opinion and Consent of Sidley Austin Brown & Wood LLP.*
  (m)       Not applicable.
  (n)       Consent of ______________________, independent auditors for the Registrant.*
  (o)       Not applicable.
  (p)       Not applicable.
  (q)       Not applicable.
  (r)       Code of Ethics.(g)
  -----------
  (a) Filed or refiled on November 9, 1999, as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File No. 333-88423) (the "N-14 Registration Statement").
  (b)       Filed on October 4, 1999 as an Exhibit to the N-14 Registration
            Statement.
  (c) Reference is made to Article V, Article VI (sections 2, 3, 4, 5, and 6), Article VII, Article VIII, Article X, Article XII and
            Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (1)(a) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement; to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By- laws, filed as Exhibit (b) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement; and to the Forms of Articles Supplementary and the Forms of Articles of Amendment filed as Exhibits (a)(2),
            (a)(3), (a)(4), (a)(5), (a)(6), (a)(7) and (a)(8) to this
            Registration Statement.
  (d) Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Preferred Income Strategies Fund, Inc. (File No. 333-102712), filed on March 25, 2003.
  (e) Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
  (f) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
  (g) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration

            Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.

  *         To be provided by amendment.


Item 26.  Marketing Arrangements.

          See Exhibits (h)(1) and (2).

Item 27.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                        $     5,297
Printing (other than stock certificates)                 $    17,000
Accounting Fees and Expenses                             $    13,390
Legal fees and expenses                                  $    85,000
Rating Agency Fees                                       $    25,000
Miscellaneous                                            $     4,313
                                                         ------------
         Total                                           $   150,000
                                                         ============

---------
*     To be provided by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant.

         The Registrant is not controlled by, or under common control with, any person.

Item 29.  Number of Holders of Securities.

                                                                    Number of
                                                                  Record Holders
                                                                        At
                        Title of Class                                   , 2005
--------------------------------------------------------------    --------------
Common Stock, $.10 par value
Preferred Stock


Item 30.  Indemnification.

         Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of
Incorporation, Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

         Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or
(iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         In Section 7 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business And Other Connections Of The Investment Adviser.

         FAM (the "Investment Adviser"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

         Merrill Lynch Investment Managers, L.P. ("MLIM"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

         The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

      The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

         Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.



                                     Position(s) with                     Other Substantial Business,
             Name                   Investment Adviser                 Profession, Vocation Or Employment
------------------------      ---------------------------     ---------------------------------------------------
ML & Co.                      Limited Partner                 Financial Services Holding Company; Limited Partner
                                 of MLIM

Princeton Services            General Partner                 General Partner of MLIM

Robert C. Doll, Jr.           President                       President of MLIM; Co-Head (Americas Region) of
                                                              MLIM from 2000 to 2004; Senior Vice President of
                                                              MLIM from 1999 to 2000; Director of Princeton
                                                              Services; Chief Investment Officer of
                                                              OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                              President thereof from 1991 to 1999

Donald C. Burke               First Vice President and        First Vice President and Treasurer of MLIM; Senior
                              Treasurer                       Vice President, Treasurer and Director of Princeton
                                                              Services; Vice President of FAMD

Andrew J. Donohue             General Counsel                 First Vice President and General Counsel of MLIM;
                                                              Senior Vice President and Director of Princeton
                                                              Services; President and Director of FAMD

Alice A. Pellegrino           Secretary                       Secretary of MLIM, Princeton Services and FAMD


Item 32.  Location of Account and Records.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its custodian, The Bank of New York (100 Church Street, New York, New York 10286), and its transfer agent, The Bank of New York (101 Barclay Street, New York, New York 10286).

Item 33.  Management Services.

         Not applicable.

Item 34.  Undertakings.

         (1) The Registrant undertakes to suspend the offering of the shares of preferred stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of preferred stock declines more than 10% from its net asset value per share of preferred stock as of the effective date of this Registration Statement, or (2) its net asset value per share of preferred stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

         (2) Not applicable.

         (3) Not applicable.

         (4) Not applicable

         (5) The Registrant undertakes that:

                  (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, State of New Jersey, on the 20th day of July, 2005.

                                    MUNIYIELD NEW YORK INSURED FUND, INC.
                                    (Registrant)


                                    By:  /s/ Donald C. Burke
                                    ------------------------------------------
                                    Donald C. Burke
                                    Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


              Signatures                              Title                               Date
-----------------------------    --------------------------------------------    ---------------------
ROBERT C. DOLL, JR.*             President (Principal Executive Officer) and
--------------------             Director
(Robert C. Doll, Jr.)

DONALD C. BURKE*                 Vice President and Treasurer  (Principal
----------------                 Financial and Accounting Officer)
(Donald C. Burke)

JAMES H. BODURTHA*               Director
------------------
(James H. Bodurtha)

------------------------         Director
(Kenneth A. Froot)

JOE GRILLS*                      Director
-----------
(Joe Grills)

HERBERT I. LONDON*               Director
------------------
(Herbert I. London)

ROBERTA COOPER RAMO*             Director
--------------------
(Roberta Cooper Ramo)

STEPHEN B. SWENSRUD*             Director
--------------------
(Stephen B. Swensrud)

ROBERT S. SALOMON, JR.*          Director
-----------------------
(Robert S. Salomon, Jr.)

*By    /s/ Donald C. Burke                                                            July 20, 2005
     --------------------------


                                     C-7



              Signatures                              Title                               Date
-----------------------------    --------------------------------------------    ---------------------
(Donald C. Burke, Attorney-in-Fact)

                               POWER OF ATTORNEY

         The undersigned, Robert C. Doll, Jr., Donald C. Burke, James H. Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud, the Directors/Trustees and/or the Officers of each of the registered investment companies listed below, hereby authorize Robert C. Doll, Jr., Andrew J. Donohue, Donald C. Burke, Michael G. Clark and Alice A. Pellegrino or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for or on behalf of each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Apex Municipal Fund, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund V, Inc.; Corporate High Yield Fund VI, Inc.; Fund Asset Management Master Trust; Master Focus Twenty Trust; Master Large Cap Series Trust; Mercury Funds II; Merrill Lynch California Municipal Series Trust; Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Multi-State Municipal Series Trust; Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; Merrill Lynch U.S. Government Mortgage Fund; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch World Income Fund, Inc.; MuniAssets Fund, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniHoldings Insured Fund II, Inc.; MuniInsured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Insured Fund, Inc.; MuniYield Michigan Insured Fund II, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; MuniYield Quality Fund II, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; and The Asset Program, Inc.

Dated:  February 23, 2005


          /s/ Robert C. Doll, Jr.                                /s/ Donald C. Burke
---------------------------------------------         -------------------------------------------
            Robert C. Doll, Jr.                                    Donald C. Burke
       (President/Principal Executive                    (Vice President/Treasurer/Principal
         Officer/Director/Trustee)                         Financial and Account Officer)


           /s/ James H. Bodurtha                                    /s/ Joe Grills
---------------------------------------------         -------------------------------------------
             James H. Bodurtha                                        Joe Grills
             (Director/Trustee)                                   (Director/Trustee)


           /s/ Herbert I. London                                /s/ Robert Cooper Ramo
---------------------------------------------         -------------------------------------------
             Herbert I. London                                    Robert Cooper Ramo
             (Director/Trustee)                                   (Director/Trustee)


         /s/ Robert S. Salomon, Jr.                            /s/ Stephen B. Swensrud
---------------------------------------------         -------------------------------------------
           Robert S. Salomon, Jr.                                Stephen B. Swensrud
             (Director/Trustee)                                   (Director/Trustee)

                                 EXHIBIT INDEX

Exhibits    Description
--------    -----------

  (a)(3)    Articles of Transfer.
  (a)(5) Articles Supplementary creating additional Series A AMPS and Series B AMPS.
  (a)(6) Articles of Amendment to Articles Supplementary creating Registrant's Series A AMPS and Series B AMPS, dated November 30, 1994.
  (a)(8) Articles of Amendment to Articles Supplementary creating Other AMPS, dated July 13, 2005.
  (a)(9) Form of Articles Supplementary creating Series F Auction Market Preferred Stock (the "AMPS").
  (d)(2)    Form of specimen certificate for the AMPS of the Registrant.
  (e)       Form of Automatic Dividend Reinvestment Plan.
  (h)(1) Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the AMPS.
  (k)(l) Form of Registrar, Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and BONY.
  (k)(4) Form of Auction Agent Agreement between the Registrant and The Bank of New York.
  (k)(5)    Form of Broker-Dealer Agreement.
  (k)(6)    Form of Letter of Representations.